                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
[THE RESERVE FUNDS LOGO]                 24 Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide 800-637-1700

                         THE INTERSTATE TAX-EXEMPT FUND

     The INTERSTATE TAX-EXEMPT FUND of Reserve Tax-Exempt Trust (the "Fund") is a no-load money market fund whose investment objective is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity.

     The INTERSTATE TAX-EXEMPT FUND invests principally in obligations issued by the states, territories, possessions of the United States and their political subdivisions, duly constituted authorities and corporations.

     SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth the information about the Fund which a prospective investor should know before investing. A Statement of Additional Information dated September 29, 1995, providing further details about the Fund, has been filed with the Securities and Exchange Commission. It may be obtained without charge by writing or calling the Fund at (800) 637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                      Prospectus dated September 29, 1995.
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1995.

                        SHAREHOLDER TRANSACTION EXPENSES

           Sales Load Imposed on Purchases................................................    None
           Sales Load Imposed on Reinvested Dividends.....................................    None
           Redemption Fees*...............................................................    None
           Exchange Fees..................................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

           Management Fee................................................................    .50%
           12b-1 Fees....................................................................    .19%
           Other Operating Expenses
             Administration and Operations Expenses......................................    .26%
             Equipment...................................................................    .03%
             Other.......................................................................    .02%
                                                                                            -----
           Total Operating Expenses......................................................   1.00%
                                                                                            ======

    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. * A $2.00 fee is charged on redemption checks issued by the Fund of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

               1 YEAR             3 YEARS             5 YEARS             10 YEARS
        --------------------------------------------------------------------------------
                $10                 $32                 $55                 $122

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following information applies to a share of the Reserve Tax-Exempt Trust-Interstate Fund outstanding throughout each period. It should be read in conjunction with the financial statements and related notes appearing in the Statement of Additional Information. Such information has been audited by Coopers & Lybrand, L.L.P. as indicated in their report appearing in the Statement of Additional Information.

                                                                FOR FISCAL YEARS ENDED MAY 31,
                              --------------------------------------------------------------------------------------------------
 INTERSTATE TAX-EXEMPT FUND     1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
----------------------------- --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of
  year....................... $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from investment
  operations.................    .0368     .0268     .0312     .0455     .0599     .0663     .0650     .0528     .0493     .0567
Expenses.....................    .0103     .0103     .0104     .0106     .0105     .0104     .0104     .0102     .0103     .0102
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment income (1)....    .0265     .0165     .0208     .0349     .0494     .0559     .0546     .0426     .0390     .0465
Dividends from net investment
  income (1).................   (.0265)   (.0165)   (.0208)   (.0349)   (.0494)   (.0559)   (.0546)   (.0426)   (.0390)   (.0465)
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year....................... $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                              ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total return.................     2.65%     1.65%     2.08%     3.49%     4.94%     5.59%     5.46%     4.26%     3.90%     4.65%
RATIOS/SUPPLEMENTAL DATA
-----------------------------
Net assets in thousands, end
 of year.....................  315,232   352,594   366,383   358,101   333,321   306,153   312,239   371,227   285,553   247,822
Ratio of expenses to average
  net assets.................     1.00%     1.02%     1.03%     1.03%     1.03%     1.01%     1.01%     1.00%     1.00%     1.00%
Ratio of net investment
  income to average net
  assets.....................     2.59%     1.63%     2.06%     3.41%     4.81%     5.43%     5.29%     4.17%     3.81%     4.53%

------------
(1) Based on compounding of daily dividend. Not indicative of future results.

                                     YIELD

    For the seven calendar days ended May 31, 1995, the current yield and the effective yield of the Fund were 3.17% and 3.22%, respectively.

    Current yield refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Fund may also quote its tax equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-free yield. The tax equivalent yield is calculated by dividing the Fund's current or effective yield by the result of one minus a stated federal tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek as high a level of short term interest income exempt from Federal income taxes as is consistent with preservation of capital and liquidity. The Fund seeks to attain this objective by investing principally in obligations issued by states, territories, and possessions of the United States and their subdivisions, duly constituted authorities and corporations, or participation interests in such obligations. However, achievement of this objective cannot be assured. This investment objective cannot be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940.

    These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. The Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of the Fund's assets will be invested in Municipal Obligations unless the Fund has adopted a temporary defensive position.

    The Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund may invest any portion of its assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. The Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days notice.

    In view of the investment of the Fund in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    The Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser to those rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such stand-by commitment and fail to pay the exercise price, the Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with the stand-by commitment exceeded the current value of the underlying Municipal Obligations. If a bank or other municipal securities dealer defaults under its stand-by commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase Municipal Obligations on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by the Fund to the issuer and no interest accrues to the Fund on such securities. To the extent that assets of the Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, the Fund will earn no income, however, it is the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Fund may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal alternative minimum tax. It is the position of the Securities and Exchange Commission that in order for a fund to call itself "tax-free" not more than 20% of its net assets may be invested in municipal securities subject to the federal alternative minimum tax or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item" which could subject certain investors in such securities, including shareholders of the Fund, to an increased alternative minimum tax. However, as of the date of this Prospectus the Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    From time to time the Fund may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in Taxable Investments at any time. The Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's investment adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in the Fund are the risk of fluctuations in short term interest rates, the risk of default among one or more issuers of securities which comprise the Fund's assets and the risk of non-diversification. As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, the Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States Government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees manages the Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, provides the Fund with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising the Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreement, the Adviser manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of the Fund's investment objective and policies, subject to overall control and direction by the Trustees.

    As compensation for these services the Adviser receives a management fee, which is a percentage of the average daily net assets of the Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets; (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1995, the Adviser received a management fee of .50% of the average net assets of the Fund.

SERVICE AGREEMENT. The Adviser furnishes to the Fund on behalf of the Fund, at cost, all personnel required for its operations such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund, and all other expenses for the conduct of Fund affairs. Affiliates of the Adviser may provide some of these services. The Fund also reimburses the Adviser for: brokerage fees and commissions; interest charges and taxes; the cost of registering for sale, issuing and redeeming Fund shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund's custodian, auditors, lawyers and Trustees who are not "interested persons" of the Fund.

    The Adviser has agreed to repay the Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days notice.

    The Fund's total expenses for the fiscal year ended May 31, 1995, were 1.00% of the average daily net assets.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust acts as its own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments ($50 if shares are purchased by Reserve Automatic Asset Builder, Reserve Automatic Asset Builder for U.S. Government Distributions and $25 if purchased by Reserve Automatic Asset Builder for Payroll or Pension). An initial purchase must be accompanied by an investment application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such firm. You can buy shares of the Funds each business day at the net asset value next determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with a Federal Reserve bank). Payments (denominated in U.S. dollars) must be made:

    - By check (drawn on a U.S. bank) payable to The Reserve Fund, 810 Seventh Avenue, New York, N.Y. 10019-5868. You must include your account number (or Taxpayer Identification number) on the "pay to the order of" line for each check made payable to The Reserve Fund or within the endorsement for each check endorsed to The Reserve Fund.

    - By wire -- Prior to calling your bank, call the Fund for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("firm") from which you received this Prospectus.

    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Because the Fund must pay for its securities purchases on the same day in Federal funds, only Federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal funds wires to be eligible for same-day order entry, the Fund must be notified before 11:00 A.M. (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal funds will be entered as of the business day when covering Federal funds are received or bank checks are converted into Federal funds. This usually occurs within two business days, but may take longer. Checks delivered to the Fund's offices after 11:00 A.M. (New York time) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.

    Any monies which cannot be credited to an account by the end of the business day following that on which Federal funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Fund reserves the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Fund reserves the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Fund will only accept purchase checks in excess of $100 which are payable to The Reserve Fund or payable to the shareholder/payee of the check and endorsed to The Reserve Fund. The Fund does not accept travelers checks.

RESERVE AUTOMATIC ASSET BUILDER. You may purchase shares of a Fund ($50 minimum) at regular intervals selected by you. Shares are purchased monthly, quarterly or annually by transferring monies from the checking, NOW or bank money market deposit account (as permitted) designated by you. The account designated by you will be debited in the specified amount, and shares will be purchased on either the fifth or twentieth day of a month, or twice a month, on both days. Only an account maintained in a domestic financial institution which is an Automatic Clearing House member may be so designated. To establish a Reserve Automatic Asset Builder account, you must file an authorization form with the Funds which is available from them. You may cancel this privilege or change the amount of purchase at any time by mailing written notification to the Funds, and the notification will be effective fifteen business days following receipt. The Funds may impose a charge or modify or terminate this privilege at any time. Shares purchased by this privilege may not be redeemed until the Fund has assured itself that good payment has been collected which will generally be up to ten business days. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC ASSET BUILDER FOR PAYROLL OR PENSION. You may purchase shares of a Fund ($25 minimum) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have all or a part of your paycheck transferred to your existing Fund account at each period through the Automatic Clearing House. To establish such an account, you must file an authorization form, which is available from the Funds, with your employer's payroll department. Your employer must complete the form and return it to the Funds. You may change the amount of the purchase or cancel the authorization only by written notice to your employer. It is the sole responsibility of your employer, not the Funds or any other person, to arrange for transactions under the Reserve Automatic Asset Builder for Payroll or Pension plan. The Funds may impose a charge or modify or terminate this privilege at any time. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC ASSET BUILDER FOR U.S. GOVERNMENT DISTRIBUTIONS. You may purchase shares of a Fund ($50 minimum) by having federal salary, Social Security, or certain veteran's benefits or other payments from the federal government automatically deposited into your Fund account. To enroll in Reserve Automatic Asset Builder for U.S. Government Distributions, you must file with the Funds a completed Reserve Automatic Asset Builder Sign-Up Form for each type of payment to be deposited. The appropriate form may be obtained from the Funds. Death or legal incapacity will terminate your participation in this privilege and you may elect at any time to terminate your participation by notifying in writing the appropriate federal agency. In addition, the Funds may terminate your participation upon 30 day's notice to you. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of the Fund is calculated at the close of each business day (normally 4:00 P.M. New York time) by taking the sum of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of the Fund to seek to maintain a stable NAV per share of $1.00 although this share price is not guaranteed.

DISTRIBUTORS. The distributors of the Fund are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Advisor; and Pacific Global Fund Distributors, Incorporated, 250 North Marengo Avenue, Pasadena, CA 91101.

EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Customers of certain firms may exchange shares of the Fund for shares of certain equity and bond funds where a sales load normally applies. A waiver of the sales load may apply if the shares being exchanged were acquired: (a) by a previous exchange from shares of a fund purchased with a sales load, or (b) through investments of dividends or distributions paid with respect to the foregoing category of shares. Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of certain firms and some firms may impose conditions on their clients which are different from those described in this Prospectus.

DISTRIBUTION AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries and financial institutions. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Reserve Tax-Exempt Trust maintains the Plan and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940 (the "1940" Act). Under the Plan, the Fund makes assistance payments at an annual rate of .20% of the net asset value of broker, financial institution, and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance or administrative services provided the Fund. The investment adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Fund by such brokers, financial institutions, financial intermediaries, and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from sources available to it, for a portion of their costs of advertising and marketing shares of the Fund. All such arrangements are designed to facilitate the sale of Fund shares. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

    During the fiscal year ended May 31, 1995, the ratio of expenditures under the Plan were .19% of average net assets of the Fund.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of the Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may independently establish and charge additional fees such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold the Fund's shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firm or may only be available subject to certain conditions and limitations. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST

    Reserve Tax-Exempt Trust ("Trust") was organized as a Massachusetts business trust on January 25,1983 and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were five separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and nonassessable and will have no preemptive conversion or sinking rights. The shareholders of the Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trustees of the Trust do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies of the Fund) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's, and each separate investment portfolio's, obligations to third parties, and that every written contract made by the Trust or the Fund contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    The Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.

                                     TAXES

    The Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax to it. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. Any distributions of net realized long-term capital gains earned by the Fund are taxable to shareholders as such regardless of the length of time the Fund's shares have been owned by the shareholder.

    Shareholders are advised to retain all statements from the Fund to maintain accurate records of their investments. If any dividends are not exempt from federal income taxes, shareholders will be advised of such percentage by January 31, of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Fund shares are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although the Fund has seven days to transmit payment for share redemptions, it usually transmits payment the same day when redemption requests are received before 11:00 A.M. (New York time) and the next day for requests received after 11:00 A.M. (New York time). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 11:00 A.M. (New York time) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 11:00 A.M.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Fund strongly suggests (but does not require) that each written redemption be at least $1,000 and requires that each telephone redemption be at least $1,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $2 for redemption checks issued by the Fund of less than $100. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If the Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. The Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of a telephone redemption may be sent only to
(1) the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or
(2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of the Fund were purchased or, if purchased directly from the Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank, a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Fund will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions, share holders may experience difficulty in contacting the Fund by telephone to request a redemption or exchange of the Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

REDEMPTION BY CHECK. By completing a signature card (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Fund or the firm through which shares of the Fund were purchased, you can write checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder may choose to impose a fee if it deems a shareholder s actions to be burdensome to the Fund. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Fund. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or be presented for immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Fund and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing checks copies.

STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided the Fund is advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Fund by 2:00 P.M. (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for one year. A fee is charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes in instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Fund. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Fund may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER. You may redeem Fund shares (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. The Fund may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of the Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two business days after the purchase by wire. Bank acknowledgment of payment initiated by you may shorten delays.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example husband or wife, either person is entitled to redeem shares in the account. The Fund assumes no responsibility to either person for actions taken by the other person with respect to an account so registered. The Fund application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) the Funds are notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, the Fund may be fined $50 annually for each account for which a certified TIN is not provided. In the event that such a fine is imposed with respect to an uncertified account in any year, a corresponding charge will be made against the account.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Fund will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Fund.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24 hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Fund.

SPECIAL SERVICES. The Fund reserves the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks and special research services.

PERFORMANCE. The Fund may compare its performance to other income producing alternatives such as (i) money market funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of the fund is not insured by the Federal Deposit Insurance Corporation.

    Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                     RESERVE CASH PERFORMANCE PLUS ACCOUNT

    The Fund offers a comprehensive package of services which enhance access to an investment in the Fund. The Reserve Cash Performance Plus Account ("CPA") services include: (i) any amount checking; and (ii) a comprehensive monthly and annual statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.

    In addition, CPA investors may, for no additional fee, apply for a Visa Gold debit card which may be used to access your CPA investment balances. A Visa Gold cardholder will be provided a comprehensive package of free travel and emergency assistance services, including: (i) $150,000 in travel accident insurance when the travel tickets are paid with the Visa Gold card; (ii) auto rental collision/loss damage insurance when the rental is paid using your Visa Gold card; (iii) expedited card replacement and emergency cash; (iv) medical, legal and lost baggage assistance; and (v) extended retail product guarantees when the purchase is paid with the Visa Gold card.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

            TABLE OF CONTENTS
                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Financial Highlights.....................     3
Yield....................................     3
Investment Objective and Policies........     3
Management...............................     5
How to Buy Shares........................     6
Shares of Beneficial Interest............     8
Daily Dividends..........................     8
Taxes....................................     8
Redemptions..............................     8
General Information......................    10
Reserve Cash Performance Plus Account....    11

   Investors are advised to read and retain this Prospectus for future reference.

 [THE RESERVE FUNDS LOGO]
     "America's First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700

Distribution -- Resrv Partners, Inc.

RF/I-9/95

                    [THE RESERVE FUNDS LOGO]
                       "America's First
                          Money Fund"

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                  INTERSTATE TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                                INTERSTATE FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (212) 977-9982
                                 (800) 637-1700

                  --------------------------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE


                      STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information describes the Interstate Fund of the Reserve Tax-Exempt Trust (the "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement is dated September 29, 1995.



               TABLE OF CONTENTS                                            PAGE
                                                                            ----
               Investment Objective and Policies                                2
               Trustees and Executive Officers                                  3
               Investment Management, Distribution,
                  Service and Custodian Agreements                              4
               Portfolio Turnover, Transaction
                  Charges and Allocation                                        6
               Shares of Beneficial Interest                                    7
               Purchase, Redemption and Pricing
                  of Shares                                                     8
               Distributions and Taxes                                         10
               Fund Yield                                                      11
               Reserve Cash Performance Plus Account                           12
               Municipal Obligations                                           13
               Ratings                                                         14
               Report of Independent Accountants                               16
               Financial Statements                                            17


      SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

      The following information provides additional details about the Interstate Fund's investment objective and policies discussed in the Prospectus.

      The INTERSTATE TAX-EXEMPT FUND'S investment objective is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity, by investing principally in obligations issued by states, territories, and possessions of the United States and by their political subdivisions, duly constituted authorities and corporations.

      These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from Federal income tax in the opinion of bond counsel for the issuers ("Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax. At least 80% of the Interstate Fund's ("Fund") assets will be invested in Municipal Obligations unless the Fund has adopted a defensive position.

      The Fund will purchase tax exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or rated the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which the Fund may invest.

      Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of a nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

      From time to time, on a temporary basis other than for temporary defensive purposes, the Fund may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Fund will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless the Fund has adopted a temporary defensive position, no more than 20% of its net assets will be invested in Taxable Investments at any time.

SUPPLEMENTAL INVESTMENT POLICIES. The investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot (1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets; (3) issue securities senior to its capital stock; (4) act as an underwriter with respect to the securities of others; (5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, in U.S. Governments, or instruments secured by such obligations; (6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Fund may purchase Municipal Obligations secured by interests in real estate; (7) lend more than 33 1/3% of the value of its total assets to the extent its investments may be considered loans; (8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, that the Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option; (9) invest in voting securities or in companies for the purpose of exercising control; (10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (11) make investments on a margin basis; and (12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee, the investment adviser, or affiliated person except in compliance with the Investment Company Act of 1940.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the yields negotiated. The Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment manager will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss, and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

      The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement will be for temporary purposes only and, when aggregated with other borrowings may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

                        TRUSTEES AND EXECUTIVE OFFICERS


      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------

*Interested Trustee within the meaning of the Act. Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.


      During the year ended May 31, 1995, the Trustees received fees of $7,862 from the Fund. As of June 30, 1995, Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. During the year ended May 31, 1995, Reserve Tax-Exempt Trust held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE




                                               AGGREGATE                    TOTAL COMPENSATION
                                             COMPENSATION               FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                               FROM FUND*          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
--------------------------------------------------------------------------------------------------------
       Edwin Ehlert, Jr.                      $1,967                           $16,500
       Henri W. Emmet                         $1,967                           $16,500
       Rev. Donald J. Harrington              $1,967                           $16,500
       Niels W. Johnsen                       $1,967                           $16,500



                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, NY 11030, of which Messrs. Henry B.R. Brown and Bruce
R. Bent are the Directors, manages the Fund and provides it with investment advice pursuant to an Investment Management Agreement. Messrs. Brown and Bent together with their children own RMCI. Under the Investment Management Agreement, RMCI manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also makes promotional and advertising expenditures related to the sale of Fund shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by the Fund, or registration fees and expenses).


       For these services, the Fund periodically pays RMCI a management fee at the annual rate of .50% of the first $500 million of average daily net assets,
 .475% of the next $500 million of such assets, .45% of the next $500 million of such assets, .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1992, 1993, and 1994, RMCI received management fees of $1,797,084, $1,826,877,
$1,876,890, and $1,702,033 respectively, from the Fund.


       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived as the case may be.

       The Investment Management Agreement was approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days written notice by a vote of the Board of Trustees of the Fund or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to the Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides at cost, office space, office equipment (including computers), office supplies, and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each portfolio reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of the Fund. The Service Agreement is non-assignable and continues until terminated by either party on 120 days written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.


       Pursuant to the Service Agreement, during the fiscal year ended May 31, 1995 the Fund reimbursed RMCI $1,062,207 for expenses. For the fiscal years ended May 31, 1993 and 1994 RMCI was reimbursed $1,270,549 and $1,256,945 for expenses, respectively.


DISTRIBUTION AGREEMENT. The Fund's Distributors are Mesirow Financial, Inc. ("Mesirow"), 350 N. Clark Street, Chicago, Illinois 60610; Pacific Global Fund Distributors, Incorporated ("PGFDI"), 215 North Marengo Avenue, Pasadena, California 91101; and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Fund within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. Mesirow's principal business is as a broker-dealer and distributor of mutual fund shares. RESRV's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor has retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. For the fiscal year ended May 31, 1995, Mesirow received $270,439 in distribution assistance payments from the Fund. The Distributors do not have the exclusive right to distribute Fund shares and the Fund may, therefore, continue to distribute its own shares.

       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of qualified accounts. Such distribution assistance may include, but may not be limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investment and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

       Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.


       During the fiscal year ended May 31, 1995, $651,409 was paid under the Plan by the Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of shareholder services. During the fiscal year ended May 31, 1995 substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.


       The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or by vote of the disinterested trustees. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees and by a vote of the disinterested trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must also be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. Chemical Bank, 4 New York Plaza, New York, N.Y. 10004 and Bankers Company, One Bankers Plaza, New York, N.Y. 10015 are Custodians of the Fund's securities and cash pursuant to Custodian Agreements. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, N.Y. 10019 is the Fund's independent accountant.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years, the Fund has not paid any brokerage commissions.

       The Fund's policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of the Fund.

       Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.


                         SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Reserve Tax-Exempt Trust ("Trust"). The Trust consists of three separate portfolios. Each share represents an interest in the respective portfolios of the Trust proportionately equal to the interest of each other share. If they deem it advisable and in the best interests of shareholders, the trustees may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Trust's issued shares without shareholder approval.

       Only Interstate Portfolio shares are offered by the Prospectus which accompanied or preceded this Statement of Additional Information. Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions from the Fund, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of trustees could elect all trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring a vote (election of trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by shareholders of the Trust as a whole), each such class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.


       As of September 6, 1995, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Fund.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Fund's intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investments or administrative services. Some of these participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at net asset value. The net asset value of the Fund is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Washington's Birthday observed, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange is closed for trading, and on regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of the Fund is normally maintained at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

       The net asset value per share of the Fund is determined by adding the fair value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing portfolio instruments is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the trustees periodically review RMCI's evaluation of the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, the Fund has adopted procedures taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of the Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the trustees have undertaken to apply appropriate corrective remedies which may include the sale of the Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

       EXCHANGE PRIVILEGE. A shareholder of the Interstate Fund may exchange his shares for shares of the Pacific Advisors Fund Inc. and its respective portfolios. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Interstate Fund which are being exchanged were acquired: (a) by a previous exchange from shares of the Pacific Advisors Fund Inc. purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. A shareholder of the Pacific Advisors Fund Inc. may exchange, at net asset value, shares for shares of the Interstate Fund. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Interstate Fund reserves the right to record all exchange requests.

       The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Additional information regarding the exchange privilege is available from the Pacific Advisors Fund Inc. at (800) 282-6693 or any authorized firm. A shareholder considering an exchange to the Pacific Advisors Fund Inc. should refer to its prospectus for additional information.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Physical items delivered to the Fund after 11:00 AM (New York time) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

       The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE SHARE PURCHASE MAY BE CANCELLED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.


                            DISTRIBUTIONS AND TAXES

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to federal income tax on such distributed amounts. Although interest derived from Municipal Obligations is not subject to federal income taxation, any net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares will be taxable to shareholders.

       In order to qualify as a regulated investment company under the Code, the Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of the gross income from the sale or disposition of securities held for less than three months.

       Exempt interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by the Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

       Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax, if any. Distributions will be reported under more than one identification number only if a separate account is established for each number. If the Fund has both tax exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this method, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

       The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some entity guarantees a security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       The Tax Reform Act of 1986 (the "Act) provides that in the event the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half if the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for informational purposes on such return the amount of exempt interest dividends received from the Fund during the taxable year. In addition, with respect to a shareholder who receives exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

       The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the other tax laws of the United States or any state or local taxing authority.

       Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to an investment or income there from in the Fund which may differ from the Federal income tax consequences described above.


                                   FUND YIELD

       The current yield of the Fund may differ from its effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

Effective yield is computed adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula:

Effective Yield = [(Base Period Return + 1) /7] 365 - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield - (1 - Income Tax Rate).

       Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                     RESERVE CASH PERFORMANCE PLUS ACCOUNT

       The Reserve Cash Performance Plus Account ("CPA") is a comprehensive package of additional services offered to investors in the Fund for an additional fee.

       Check Plan. A Check Plan is an arrangement with Bank One, Columbus, NA ("Bank One") whereby checks are issued to the participant which may be used to redeem shares in any amount in a participant's Fund account. If Bank One accepts a check for final payment, it will be paid by redemption of shares from your account. Bank One will process new debits to a Check Plan in order of receipt against Bank One's determination of the Check Plan "open-to-buy value" (the sum of the value of the participant's shares transmitted before noon to Bank One excluding (i) dividends which are accrued daily but including dividends paid monthly and (ii) checks and wires for the purchase of shares which have not been verified as described under "Restrictions" below, hereinafter referred to as the participant's account "liquidity value," minus previous Check Plan net debits which have not been applied against the account's value). These debits include outstanding unpaid checks authorized against the Check Plan open-to-buy value and redemptions from the participant's account determined and reported to Bank One. Any check in an amount exceeding the participant's Check Plan open-to-buy value for that business day will not be paid but will be returned by Bank One to the payee in such manner as Bank One may select. Checks may be used in the same manner as other bank checks and may be written in any amount. Checks will be received by Bank One through the Federal Reserve System or other clearing channels which Bank One may establish from time to time. Checks will not be returned to the participant but complete information on such checks, including the payee, will be supplied to the participant on a monthly basis. Bank One will supply checks to each participant which will be subject to the terms of your Reserve CPA Account Agreement in the application for a Check Plan.

       The Fund will charge a non-refundable annual CPA service fee (currently $75 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice to participants. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

CUSTOM PLAN. A CUSTOM PLAN is a CHECK PLAN plus a VISA Gold card issued to the participant. The VISA Gold card is a debit card, not a credit card. The Custom Plan and VISA Gold card are available only to customers of participating broker/dealers or other financial institutions. Use of the debit card will provide automatic common carrier travel insurance, auto rental/loss damage insurance and extended retail product guarantees. In addition, VISA Gold card holders will be provided a comprehensive package of free travel and emergency assistance services, including: emergency cash; emergency card replacement; medical, legal and lost baggage assistance; and emergency ticket replacement.

       Bank One will process new debits to a Custom Plan in the order of receipt against Bank One's determination of the Custom Plan "open-to-buy value" (the sum of the participant's account value minus previous Custom Plan net debits which have not been applied against net asset value). These debits include outstanding VISA Gold card charges, unpaid check charges, cash advances authorized by Bank One against the Custom Plan open-to-buy value and redemptions from the participant's account determined and reported to Bank One. The Fund will redeem shares on behalf of the participant on the business day it receives notice of these debits from Bank One and send the proceeds to Bank One to cover such debits.

       The conditions for establishing a CPA account may be altered or waived by the Fund, either with respect to services generally or with respect to special groups or limited categories of individuals. The checks and VISA Gold card features of the CPA Program are intended to provide participants with easy access to their account assets. The CPA Program is not intended to be a substitute for a bank transaction account. The Fund may reject any application to open a CPA account and may terminate a CPA account for any reason. Bank One may reject any application for checks or cards.

TRAVEL INSURANCE. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.

VISA GOLD CARD. Upon approval of an application for participation in the CUSTOM PLAN, Bank One will issue one or more VISA Gold cards to the participant. Bank One will not give authorizations for cash advances exceeding on any business day the CUSTOM PLAN open-to-buy value.

       Participants subscribing to the CUSTOM PLAN service may be liable for the unauthorized use of their card up to the amount set by the governing federal regulations which is currently $500 if the Fund or Bank One is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the Custom Plan participant should report the loss immediately by telephoning Bank One at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Fund at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).


                             MUNICIPAL OBLIGATIONS

       Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

       Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

       Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by the Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

       Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

       On April 20, 1988, the United States Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Company which held that interest on Municipal Obligations was immune from federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the federal income tax exemption for interest on certain Municipal Obligations.

       The Fund may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Fund may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in the Fund. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of the Fund's investment objective and policies.

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Fund may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for a periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

       The variable rate demand instruments in which the Fund may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Fund will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instruments meets the Fund's high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

       The variable rate demand instruments that the Fund may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                    RATINGS

TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be a high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-1/VMIG-1, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support of demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large in MIG-1/VMIG-1.

       Standard & Poor's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The highest quality obligations are rated "A". Issues assigned A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                     REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and the Board of Trustees of Reserve Tax-Exempt Trust - Interstate Fund:

        We have audited the accompanying statement of net assets of the Interstate Fund (one of the series constituting Reserve Tax-Exempt Trust) as of May 31, 1995, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Interstate Fund of Reserve Tax-Exempt Trust as of May 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                                     COOPERS & LYBRAND L.L.P.
New York, New York
June 23, 1995

                    RESERVE TAX-EXEMPT TRUST-INTERSTATE FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1995

                                                                                               PRINCIPAL
                                                                           MATURITY             AMOUNT               VALUE
DESCRIPTION OF SECURITY                                                      DATE           (IN THOUSANDS)          (NOTE 1)
-----------------------                                                      ----           --------------           --------
ALASKA - .98%
   Anchorage RAW for Electric Utilities, 6.50%                               6/1/1995             $3,000           $3,097,500

ARIZONA - 7.97%
   Apache County IDA for Tucson Electric Power Company Project,
        3.60% (a)                                                          12/15/2018              2,100            2,104,096
   Apache County IDA for Tucson Electric Power Company Project,
        3.55% (a)                                                          12/15/2018              1,000            1,001,959
   Chandler IDA for Bay Colony Project, 4.575% (a)                          12/1/2014                355              359,086
   Pima County IDA for Tucson Electric Power Company, 3.55% (a)             3/15/2018             10,000           10,019,589
   Pima County IDA for Tucson Electric Power Company, 3.80% (a)             6/15/2022             10,000           10,019,767
   Tucson MHR for Los Portales Associates Ltd. Partnerships, 4.575% (a)     12/1/2007              1,600            1,618,414

CALIFORNIA - 8.01%
   California HFA for Sutter Health Series 1990B, 4.20% (a)                  3/1/2020                400              401,454
   California PCR for Pacific G&E Series 1988C, 4.05% (a)                   11/1/2008                600              601,997
   California PCR for Pacific G&E Series 1988D, 4.35% (a)                   11/1/2008              1,000            1,002,503
   California RAN, 5%                                                       6/28/1995              5,000            5,209,750
   California RAW, 5.75%                                                    4/25/1996                400              423,833
   Lancaster Redevelopment Agency MHR for Westwood Park Apartments
        Series 1985 K, 4% (a)                                               12/1/2007                100              100,383
   Los Angeles Metropolitan Transportation Authority IDA for General
        Union Station Gateway A, 4.30% (a)                                   7/1/2025                300              301,134
   Los Angeles TRAN, 4.50%                                                  6/30/1995              6,601            6,873,107
   Los Angeles Unified School District TRAN, 4.50%                          7/10/1995              4,000            4,166,974
   Orange County Apartment Development Revenue Bonds Issue A of 1991,
        the Lakes Project, 3.85% Letter of Credit with Citibank (a)         12/1/2006                500              501,877
   Pico Rivera Development Agency Revenue Bonds for Ranier Fund
        Crossroads Project,  3.55% (a)                                      12/1/2010              1,200            1,204,169
   San Diego County MHR Series 1988A, 5.85% (a)                             12/1/2007                330              334,866
   Santa Ana IDR for Mercury Savings and Loan, 4.275% (a)                   11/1/2005              4,000            4,031,442
   Santa Clara Electric Revenue Bonds Series 85C, 3.40% (a)                  7/1/2010                100              100,360

COLORADO - 5.24%
   Adams County IDA for Clear Creek, 3.95% (a)                              11/1/2008              2,000            2,007,479
   Arapahoe County Capital Improvement Trust Fund Highway Revenue Bonds
        E-470 Project Series M, 4.45% (a)                                   8/31/2026              3,000            3,034,015
   Colorado MHR for Silver Reef Apartments Series 1990, 3.65% (a)            3/1/2012              1,500            1,505,573
   Denver City and County MHR for Loretto Health Apartments Series
        1985, 3.55% (a)                                                     12/1/1998              7,200            7,200,000

                                                                                              PRINCIPAL
                                                                             MATURITY           AMOUNT                 VALUE
DESCRIPTION OF SECURITY                                                       DATE          (IN THOUSANDS)           (NOTE 1)
-----------------------                                                       ----         --------------            --------
COLORADO - (CONTINUED)
   Jefferson County Industrial Refunding Revenue Bonds for Kinder-Care
        Learning Centers Series C, 3.95% (a)                                 2/1/2001             $1,700           $1,706,963
   Wheat Ridge IDA for Pearse Electronics Inc. Project, 4% (a)               6/1/1999              1,050            1,071,000

CONNECTICUT - 3.38%
   Connecticut DAI for Allen Group Inc., 4.15% (a)                           2/1/2013                600              602,115
   Connecticut DAI for Conco Medical Co. Project Series 85, 3.90% (a)       11/1/2005                300              300,990
   Connecticut DAI for Regional YMCA Project, 4.40% (a)                      6/1/2008                200              200,747
   Connecticut DAI for Zotos International Inc. Project, 4.35% (a)          12/1/2004                870              873,214
   Connecticut Development Authority Airport Facilities Industrial
        Revenue Bonds for RK Bradley Hotel Association, 4.05% (a)           12/1/2020                300              301,193
   Connecticut Development Authority Health Care Facilities Revenue
        Bonds for Independent Living Project Series 1990, 3.45% (a)          7/1/2015              1,200            1,204,412
   Connecticut Development Authority PCR for Central Vermont Public
        Service, 3.85% (a)                                                  12/1/2015                200              200,654
   Connecticut Development Authority PCR for Western Massachusetts
        Electric Co. Series A, 3.75% (a)                                     9/1/2028                500              501,832
   Connecticut General Obligation Economic Recovery Notes
        Series B, 3.55% (a)                                                  6/1/1996              1,000            1,003,714
   Connecticut HEF for Yale New Haven Hospital Series B, 3.70% (a)           6/1/2012                700              712,950
   Connecticut HEF for Yale New Haven Hospital Series B, 4% (a)              6/1/2012                650              650,000
   Connecticut State 2nd Lien Special Tax Transportation Infrastructure
        Revenue Bonds, 3.40% (a)                                            12/1/2010                200              200,792
   Connecticut Special Assessment Unemployment Compensation Revenue Bonds
        Series B, 3.65% (a)                                                 11/1/2001                700              702,640
   Hartford Redevelopment Agency MHR for Underwood Towers, 4.10% (a)         6/1/2020              3,200            3,212,208

DISTRICT OF COLUMBIA - 2.34%
   Washington, D.C. Housing Finance Agency MHR for Chastleton
        Development Project, 3.90% (a)                                       7/1/1997              2,200            2,235,790
   Washington, D.C. TAN Series 1995 A-1, 6.25%                              9/30/1995              5,000            5,149,113

FLORIDA - 5.79%
   Boca Raton IDA for Parking Garage Project, 4.575% (a)                    12/1/2014              3,000            3,034,527
   Manatee County PCR for Florida Power and Light Co. Series 1994,
        4.20% (a)                                                            9/1/2024                300              301,109
   Martin County PCR for Florida Power and Light Co., 4.20% (a)              9/1/2024              1,300            1,304,806
   Orange County MHR for Sunkey Apartments Series 1992 A, 3.95% (a)         12/1/2022              6,000            6,022,438
   Port Saint Lucie PCR for Florida Power and Light Project
        Series 1992, 4.35% (a)                                               5/1/2027              2,300            2,306,030

                                                                                              Principal
                                                                             Maturity           Amount                Value
DESCRIPTION OF SECURITY                                                        Date         (In Thousands)          (Note 1)
-----------------------                                                        ----         --------------          --------
FLORIDA - (CONTINUED)
   Port Saint Lucie PCR for Florida Power and Light Project Series
        1993, 4.20% (a)                                                      1/1/2026            $   400          $   401,479
   Putnam County PCR for Seminole Electric Co., 4.25% (a)                  12/15/2009              2,000            2,039,095
   Sunshine State Governmental Financial Commission Revenue Bond,
        4.10% (a)                                                            7/1/2016              1,000            1,001,685
   Suwannee HFA for Santa Fe Health Care Project, 4.10% (a)                  2/1/2021              1,835            1,842,100

GEORGIA - 4.82%
   Bartow County DAI for Princeton Carpets Inc., 3.90% (a)                   4/1/2000              1,260            1,269,304
   Dekalb County MHR for Post Ashford Project, 4.325% (a)                    6/1/1997              3,000            3,032,610
   Elbert County Industrial Building Authority Revenue Bonds for Seaboard
        Farms, 4.20% (a)                                                     7/1/2005              1,800            1,812,789
   Georgia Environment Facility Authority Guaranteed Water and Sewer
        Loan Program Revenue Bonds, 6%                                       7/1/1995              1,505            1,544,843
   Gwinnett County IDA for United Stationers Supply Company, 4.30% (a)     10/31/2002              3,800            3,814,893
   Savannah Port Authority Revenue Bonds for Powell Duffryn Industries,
        4.10% (a)                                                           12/1/2008              3,700            3,713,665

ILLINOIS - 4.42%
   Illinois Development Finance Authority Refunding Revenue Bonds for
        Lyric Opera House of Chicago Project, 3.80% (a)                     12/1/2028              1,500            1,505,579
   Illinois HFA for Carle Foundation Project, 3.55% (a)                      1/1/2022              2,200            2,200,000
   Illinois HFA for University of Chicago, 4.50% (a)                         8/1/2015              4,000            4,048,329
   Illinois HFA for Victory Health Services Project Series 1989 C,
        4.15% (a)                                                           12/1/2018              4,000            4,006,367
   Illinois Sales Tax Revenue Bonds Series E, 6.70%                         6/15/1995              2,100            2,166,872

INDIANA - 7.85%
   Indiana Bond Bank Advance Funding Program RAN Series A-1, 5.25%          7/10/1995              5,000            5,090,946
   Indiana Bond Bank Advance Funding Program RAN Series A-2, 5.75%          1/10/1996              5,000            5,115,163
   Indianapolis Industrial Economic Development Revenue Bonds for
        Edgecomb Metals Company, 4.05% (a)                                  12/1/2008              4,300            4,316,670
   Michigan City Industrial Economic Development Revenue Bonds for
        Marley Corporation Project, 4.45% (a)                               12/1/1999              1,425            1,440,945
   Tippecanoe County PCR for Caterpillar Inc., 4.20% (a)                    11/1/2006              8,750            8,783,873

IOWA - 3.29%
   Buffalo Industrial Development Refunding Revenue Bonds for
        Linwood Mining and Minerals, 4.40% (a)                               1/1/2000              1,800            1,807,289
   Iowa Finance Authority Small Business Development Revenue Bonds for
        Court Associates Series 1985 B, 4.025% (a)                          11/1/2015              5,000            5,019,351
   Iowa School Corps. RAN Series 1994 A, 4.25%                              7/17/1995              3,000            3,120,163

                                                                                              PRINCIPAL
                                                                             MATURITY           AMOUNT                  VALUE
DESCRIPTION OF SECURITY                                                       DATE          (IN THOUSANDS)             (NOTE 1)
-----------------------                                                       ----          --------------             --------
IOWA - (CONTINUED)
   Polk County IDA for Kemin Industries Project Series 1984, 5.58% (a)      11/1/1999             $  300           $  301,396
   Polk County IDA for Kemin Industries Project Series 1980, 5.58% (a)      12/1/1996                106              106,242

KENTUCKY - 2.72%
   Ohio County PCR for Big River Electric Corporation, 3.90% (a)             6/1/2013              2,500            2,554,353
   Ohio County PCR for Big River Electric Corporation Project Series
        1985, 3.90% (a)                                                     10/1/2015              6,000            6,024,214

LOUISIANA - .17%
   Baton Rouge RAW for Public Improvement Sales and User Tax Series A, 9%    8/1/1995                500              518,414

MAINE - 2.94%
   Biddeford Resource Recovery Revenue Bonds for Maine Energy Recovery
        Company Project, 4.55% (a)                                           7/1/2007              4,200            4,216,230
   Maine BAN Series 1995, 5%                                                 6/1/1995              5,000            5,062,500

MARYLAND - 3.26%
   Anne Arundel County Industrial Refunding Revenue Bonds for Kinder-Care
        Learning Centers, 3.95% (a)                                          2/1/2001              2,260            2,269,257
   Baltimore IDA, 3.75% (a)                                                  8/1/2016              2,500            2,508,983
   Baltimore RAN for Highway User Series 1994, 5%                            6/9/1995              2,500            2,573,426
   Maryland Health and Higher Education Facility Authority Revenue Bonds
        for North Arundel Hospital Series 1992B, 3.70% (a)                   7/1/2024              2,000            2,007,107
   Montgomery County IDA for Info Systems and Network Corporation,
        4.20% (a)                                                            4/1/2014                900              903,210

MASSACHUSETTS - 1.75%
   Boston Water and Sewer Commission 1994 A, 4.05% (a)                      11/1/2024                500              501,834
   Massachusetts Dedicated Income Tax Bonds Series B, 4.15% (a)             12/1/1997                200              200,726
   Massachusetts Dedicated Income Tax Bonds Series E, 4.15% (a)             12/1/1997                500              501,816
   Massachusetts HEF for Capital Asset Program Series E, 3.60% (a)           1/1/2035              1,400            1,405,028
   Massachusetts HEF for Clark University, 3.30% (a)                        12/1/2004                100              100,356
   Massachusetts HEF for Harvard University, 3.50% (a)                       2/1/2016                800              802,785
   Massachusetts Industrial Finance Agency PCR for Holyoke Water and
        Power Project Series 1992, 3.70% (a)                                 5/1/2022                300              301,079
   Massachusetts Industrial Finance Agency Refunding Revenue Bonds
        for Showa Womens Institute Boston Inc., 3.90% (a)                   3/15/2004              1,000            1,003,629
   Massachusetts Industrial Finance Agency Revenue Bonds for Groton
        School Project, 3.50% (a)                                            6/1/2019                400              401,480
   Massachusetts Municipal Wholesale Electric Co. Power Supply Systems
        Revenue Bonds Series C, 3.45% (a)                                    7/1/2019                300              301,079

                                                                                             PRINCIPAL
                                                                             MATURITY          AMOUNT                  VALUE
DESCRIPTION OF SECURITY                                                       DATE         (IN THOUSANDS)             (NOTE 1)
-----------------------                                                       ----         --------------             --------
MICHIGAN - .35%
   Dearborn Heights EDC for Oakbrook Common Project Series 1993,
        3.625% (a)                                                           3/1/2025             $1,100           $1,104,190

MINNESOTA - 2.23%
   Eagan MHR for Aspen Woods, 4.25% (a)                                      1/1/2026              5,580            5,601,777
   New Brighton Industrial Development Refunding Revenue Bonds for
        Taylor Corporation Series 1988, 5.76% (a)                           11/1/1999                577              579,640
   New Hope Commercial Development Revenue Bonds for National Beauty
        Project Series 1994, 4.40% (a)                                       5/1/2010                835              838,381

MISSISSIPPI - .32%
   Perry County IDR for Leaf River Forrest Project, 3.75% (a)               12/1/2014              1,000            1,000,000

MISSOURI - 2.48%
   Missouri State Environmental Improvement and Energy Resources Authority
        Pollution Control RAW Series A, 3.75%                                6/1/2014              3,400            3,463,750
   Missouri State Environmental Improvement and Energy Resources Authority
        Pollution Control RAW Series A, 4% (a)                               6/1/2014              3,400            3,400,000
   St. Louis Industrial Development Refunding Revenue Bonds for Kinder-
        Care Learning Centers, 3.95% (a)                                     2/1/2001                965              968,952

MONTANA - .23%
   Great Falls Commercial Development Revenue Bonds for Liberty
        Development Partners Project, 4.40% (a)                             12/1/2007                730              732,956

NEBRASKA - .42%
   Lancaster County Industrial Development Refunding Revenue Bonds for
        PepsiCola Bottling Co. of Lincoln, 5.85% (a)                         5/1/1998                693              696,443
   Sidney City IDA for Sidney and Lowe Railroad Project, 5.58% (a)           6/1/1996                611              613,896

NEW JERSEY - 2.85%
   Jersey City BAN, 4.75%                                                   9/29/1995              3,000            3,098,403
   Saddle Brook Township BAN, 4.30%                                         6/16/1995                475              479,311
   New Jersey EDA for Volvo America Corp., 4.708% (a)                       12/1/2004              3,600            3,642,313
   Voorhees Township BAN, 4.30%                                              6/1/1995              1,724            1,768,996

NEW YORK - 8.36%
   Akron Central School District BAN, 5%                                    9/13/1995              5,111            5,297,076
   New York City GOB Series A, 4.50% (a)                                     8/1/2020                200              200,753
   New York City GOB Series A, 4.10% (a)                                     8/1/2016              1,600            1,605,909
   New York City GOB Series A, 4.10% (a)                                     8/1/2017              1,735            1,741,507

                                                                                              PRINCIPAL
                                                                           MATURITY            AMOUNT                VALUE
DESCRIPTION OF SECURITY                                                      DATE          (IN THOUSANDS)           (NOTE 1)
-----------------------                                                      ----          --------------           --------
NEW YORK - (CONTINUED)
   New York City GOB Series A, 4.10% (a)                                     8/1/2016             $2,000           $2,007,501
   New York City GOB Series A, 4.10% (a)                                     8/1/2018              1,400            1,405,251
   New York City GOB Series B, 4.45% (a)                                    8/15/2005              4,000            4,015,271
   New York City GOB Series B, 4.45% (a)                                    8/15/2022              3,000            3,011,453
   New York City GOB Series C, 4.20% (a)                                     8/1/1998              3,000            3,011,092
   New York City GOB Series E, 4.20% (a)                                    5/15/1997              3,000            3,011,092
   New York City RAN, 4.75%                                                 6/30/1995              1,000            1,037,659

NORTH DAKOTA - .35%
   Minot IDR for Nash Finch Co. Project, 4.40% (a)                          12/1/2002              1,100            1,104,445

OHIO - .90%
   Brunswick IDA for Kinder-Care Learning Center Project Series A,
        3.95% (a)                                                            6/1/2002                425              426,741
   Franklin County Industrial Development Refunding Revenue Bonds for
        Kinder-Care Learning Center Project Series A, 3.95% (a)              6/1/2002              1,080            1,084,424
   Ohio State Water Development Authority Pre-Refunded Revenue Bonds,
        9.375%                                                               6/1/1995              1,245            1,340,709

OKLAHOMA - .07%
   Muskogee Industrial Trust IDA for Brockway Project Series 1985,
        4.50% (a)                                                           11/1/1995                226              227,291

OREGON - 1.27%
   Klamath Falls Electric Revenue Bonds for Salt Caves Hydroelectric
        Project, 4.40% (a)                                                   5/1/2023              4,000            4,014,346

PENNSYLVANIA - 3.26%
   Berks County IDA for Rilson Corporation, 4.325% (a)                      12/1/2004              1,000            1,010,870
   Chartiers Valley Industrial and Commercial Development Authority
        Revenue Bonds for 1133 Penn Avenue Associates Project Series A
        4.30% (a)                                                            8/1/2007              1,414            1,419,542
   Chartiers Valley Industrial and Commercial Development Authority
        Revenue Bonds for William Penn Project, 4.40% (a)                   12/1/2016              2,400            2,408,969
   Clarion County Industrial Development Authority Special
        Development Revenue Bonds for Meritcare Project Series A,
        4.30% (a)                                                           12/1/2012              2,210            2,218,661
   Cumberland County Municipal Authority Revenue Bonds for
        United Methodist Home for Aging, 4.30% (a)                           6/1/2019              2,000            2,008,134
   Philadelphia Hospital and Higher Educational Facilities Authority
        Revenue Bonds for Frankford Hospital, 3.625% (a)                     6/1/2023              1,200            1,204,571

                                                                                               PRINCIPAL
                                                                             MATURITY           AMOUNT                VALUE
DESCRIPTION OF SECURITY                                                        DATE         (IN THOUSANDS)           (NOTE 1)
-----------------------                                                        ----         --------------           --------
RHODE ISLAND - .83%
   Rhode Island Industrial Facilities Corporation Industrial Development
        Revenue Bonds for Capital Development Corp Project, 3.90% (a)       11/1/2005             $2,600          $2,608,612

TENNESSEE - .67%
   Knox County IDA for Days Inn American Project, 4.40% (a)                 10/1/2004              1,100           1,104,111
   Metropolitan Government Nashville and Davidson County Multifamily
        Rental Housing Revenue Bonds for Arbor Knoll Project, 4.10% (a)     12/1/2007              1,000           1,003,829

TEXAS - 4.18%
   Austin Utility System Pre-Refunded Revenue Bonds, 10.25%                11/15/1995              5,320           5,590,760
   Dallas Independent School District Series A GOB, 8.70%                    8/1/1995              1,850           1,916,436
   Lubbock County HFA for Charter Plains Hospital Inc. Project
        Series 1992, 3.90% (a)                                              10/1/2013              1,000           1,007,200
   Texas School Board Association TAN, 4.75%                                8/31/1995              1,000           1,035,225
   Trinity River IDA for Radiation Sterilizers, 4.25% (a)                   11/1/2005              1,350           1,354,873
   University of Texas General Tuition Revenue Bonds, 7.70%                 8/15/1995              2,220           2,284,681

UTAH - .77%
   Bountiful DAI for Bountiful Gateway Park Project, 4.35% (a)              12/1/1997                865             868,196
   Salt Lake County Housing Authority MHR for Stillwater Project, 4% (a)    10/1/2016              1,550           1,555,262

VIRGINIA - 2.85%
   Fairfax County Industrial Development Refunding Revenue Bonds for
        Kinder-Care Learning Centers Series E, 3.95% (a)                    10/1/1999              4,875           4,894,967
   Virginia Housing Development Authority Commonwealth Mortgage Bonds
        Series D, 4.25% (a)                                                  7/1/2017              4,000           4,097,287

WASHINGTON - 1.34%
   Pierce County EDC RAW Sealand Corp. Project, 4.55% (a)                   11/1/2004              2,000           2,007,666
   Port Seattle DAI for Douglas Management Corporation Project, 3.85% (a)   12/1/2005              2,200           2,208,508

WISCONSIN - 5.31%
   Chippewa Falls IDA for Chippewa Publishing Co., 5.715% (a)               1/31/1996                 57              57,740
   Chippewa Falls IDA for Lavine and Gaier Investment Company Project,
        5.715% (a)                                                          1/31/2004                736             739,122
   Dresser DAI for F&A Dairy Products Project, 4.40% (a)                     9/1/1998              1,000           1,004,041
   Green Bay IDA for St. Mary Cement Company, 3.85% (a)                     11/1/2000              4,000           4,014,460
   Milwaukee GOB, 8%                                                        6/15/1995              1,100           1,142,230
   Milwaukee RAN, 5.50%                                                     2/22/1996              5,000           5,097,758
   Milwaukee RAN, 4.75%                                                     8/24/1995                500             517,484
   Racine Unified School District TRAN, 4.75%                               8/23/1995              4,000           4,150,836

                                                                                               PRINCIPAL
                                                                             MATURITY           AMOUNT                VALUE
DESCRIPTION OF SECURITY                                                        DATE         (IN THOUSANDS)           (NOTE 1)
-----------------------                                                        ----         --------------           --------
WYOMING - .67%
   Sweetwater County Refunding PCR for Pacificorp Project Series A,
        4.15% (a)                                                            1/1/2017             $2,100         $  2,105,492
                                                                                                                 ------------


Total Interstate Fund Investments (104.64%) (Cost $326,844,563)                                                   329,848,769
Other liabilities, less assets (-4.64%)                                                                           (14,616,614)
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 315,232,155 shares of
   beneficial interest of $.001 par value outstanding.                                                           $315,232,155
                                                                                                                 ============

(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.





                       SEE NOTES TO FINANCIAL STATEMENTS

SECURITY TYPE ABBREVIATIONS:

BAN -      Bond Anticipation Notes
DAI -      Development Authority Industrial Development Refunding Bonds
EDA -      Economic Development Authority Revenue Bonds
EDC -      Economic Development Corporation
ERD -      Energy Research and Development Authority
GOB -      General Obligation Bonds
HEF -      Health and Educational Facilities Revenue Bonds
HDC -      Housing Development Corporation Bonds
HFA -      Health Facilities Authority Revenue Bonds
HFH -      Housing Finance Authority Housing Mortgage Finance Program Bonds
HFR -      Housing Finance Agency Revenue Bonds
IDA -      Industrial Development Authority Revenue Bonds
IDR -      Industrial Development Agency Revenue Bonds
MHR -      Multifamily Housing Revenue Bonds
PCR -      Pollution Control Revenue Bonds
TAN -      Tax Anticipation Notes
TRAN-      Tax & Revenue Anticipation Notes
RAN -      Revenue Anticipation Notes
RAW -      Revenue Anticipation Warrants





                       SEE NOTES TO FINANCIAL STATEMENTS.

                    RESERVE TAX-EXEMPT TRUST-INTERSTATE FUND
                            STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1995



INTEREST INCOME (NOTE 1)                                                                                        $12,241,779
                                                                                                                -----------

EXPENSES (NOTE 2)
   Management fee                                                                                                 1,702,033
   Shareholder servicing, administration and general office expenses                                                704,500
   Distribution assistance (NOTE 3)                                                                                 651,409
   Equipment expense                                                                                                 86,469
   Occupancy costs                                                                                                   82,855
   Professional fees                                                                                                 73,589
   Stationery, printing and supplies                                                                                 39,952
   Trustee fees                                                                                                       7,862
   Other expenses                                                                                                    66,980
                                                                                                                -----------

     Total Expenses                                                                                               3,415,649
                                                                                                                -----------

NET INVESTMENT INCOME                                                                                           $ 8,826,130
                                                                                                                ===========



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                    YEAR ENDED               YEAR ENDED
                                                                                   MAY 31, 1995             MAY 31, 1994
                                                                                   ------------             ------------

INCREASE (DECREASE) IN NET ASSETS
     FROM INVESTMENT OPERATIONS:
        Net investment income (Note 1)                                               $    8,826,130            $    6,122,151
        Dividends to shareholders                                                        (8,826,130)               (6,122,151)
                                                                                     --------------            --------------
     FROM CAPITAL SHARE TRANSACTIONS (at net asset
        value of $1 per share):
        Net proceeds from sale of shares                                              1,277,411,710             1,615,584,876
        Net asset value of shares issued
          on reinvestment of dividends                                                    8,826,130                 6,122,151
                                                                                     --------------            --------------
             Subtotal                                                                 1,286,237,840             1,621,707,027
        Cost of shares redeemed                                                      (1,323,600,125)           (1,635,495,988)
                                                                                     --------------            --------------
     Decrease in net assets derived from capital
        share transactions and from investment
        operations                                                                      (37,362,285)              (13,788,961)
NET ASSETS:
     Beginning of year                                                                  352,594,440               366,383,401
                                                                                     --------------            --------------
     End of year                                                                       $315,232,155            $  352,594,440
                                                                                     ==============            ==============





                       SEE NOTES TO FINANCIAL STATEMENTS.

               RESERVE TAX EXEMPT TRUST-INTERSTATE FUND ("TRUST")
                         NOTES TO FINANCIAL STATEMENTS


1.    SIGNIFICANT ACCOUNTING POLICIES:

      The Trust is registered under the Investment Company Act of 1940 as a nondiversified, open end management investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

      A. The Trust's authorized shares of beneficial interest are unlimited and divided into five series, Interstate, Connecticut, Massachusetts, California and New Jersey Funds. These financial statements and notes apply only to the Interstate Fund.

      B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trust uses amortized cost to value the portfolio, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trust may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Trust is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio weighted average life.

      C. It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

      D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

      E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

      F. The Trust is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

      G. The Trust had payables of $16,721,263 for securities purchased but not received at May 31, 1995.

2.    MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH
      AFFILIATES:

      Reserve Management Company, Inc. ("RMCI") manages the Interstate Fund's investments, as well as the investments of Reserve Connecticut, Massachusetts, California and New Jersey Funds of Reserve Tax-Exempt Trust, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million, and .40% of any excess over $2 billion of the average daily closing net assets of each fund. Also, under the current Service Agreement, RMCI was reimbursed $1,062,207 during the year ended May 31, 1995 for expenditures made on behalf of the Trust for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trust's business. At May 31, 1995, the Fund had accrued expenses of $8,895 due to RMCI.

              RESERVE TAX EXEMPT TRUST--INTERSTATE FUND ("TRUST")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


3.    DISTRIBUTION ASSISTANCE:

      Pursuant to a Distribution Plan, the Trust will make payments of .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

4.    INVESTMENT CONCENTRATION

      The Interstate Fund invests substantally all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of issuers of various states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 72.33% of the Interstate Funds investments were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

              RESERVE TAX EXEMPT TRUST--INTERSTATE FUND ("TRUST")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)



5. FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                                                                  FISCAL YEARS ENDED MAY 31,
                                                                         ------------------------------------------

     INTERSTATE FUND                                                1995         1994          1993         1992        1991
     ---------------                                                ----         ----          ----         ----        ----
     Net asset value, beginning
       of year                                                   $1.0000       $1.0000        $1.0000      $1.0000      $1.0000
                                                                 -------       -------        -------      -------      -------

     Income from investment operations                             .0368         .0268          .0312        .0455        .0599
     Expenses                                                      .0103         .0103          .0104        .0106        .0105
                                                                 -------       -------        -------      -------      -------
     Net investment income (1)                                     .0265         .0165          .0208        .0349        .0494
     Dividends from net investment
       income (1)                                                 (.0265)       (.0165)        (.0208)      (.0349)      (.0494)
                                                                 -------       -------        -------      -------      -------

     Net asset value, end of year                                $1.0000       $1.0000        $1.0000      $1.0000      $1.0000
                                                                 =======       =======        =======      =======      =======

     Total return                                                   2.65%         1.65%          2.08%        3.49%        4.94%

     RATIOS/SUPPLEMENTAL DATA
     ------------------------
     Net assets in thousands, end of year                        315,232       352,594        366,383      358,101      333,321
     Ratio of expenses to average
       net assets                                                   1.00%         1.02%          1.03%        1.03%        1.03%
     Ratio of net investment income
       to average net assets                                        2.59%         1.63%          2.06%        3.41%        4.81%

      ----------------------

(1) Based on compounding of daily dividend. Not indicative of future results.


                       ----------------------------------

                            FEDERAL TAX INFORMATION

       The dividends distributed by the Interstate Fund are exempt interest dividends for Federal tax purposes.

                                         General Information, Purchases and
                                         Redemptions

[THE RESERVE FUNDS LOGO]                 ---------------------------------------
                                         24 Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide 800-637-1700

                         TAX-EXEMPT MONEY MARKET FUNDS
                                FOR RESIDENTS OF
                       NEW YORK, CALIFORNIA, CONNECTICUT,
                          MASSACHUSETTS AND NEW JERSEY

     The NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the CALIFORNIA TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT AND NEW JERSEY TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust (the "Fund(s)") are money market funds whose investment objective is to seek as high a level of short term interest income exempt from federal, state and local income taxes, if any, as is consistent with preservation of capital and liquidity.

    - NEW YORK TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of New York and its counties, municipalities, authorities or other political subdivisions.

    - CALIFORNIA TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of California and its counties, municipalities, authorities or other political subdivisions.

    - CONNECTICUT TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of Connecticut and its counties, municipalities, authorities or other political subdivisions.

    - MASSACHUSETTS TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the Commonwealth of Massachusetts and its counties, municipalities, authorities or other political subdivisions.

    - NEW JERSEY TAX-EXEMPT FUND invests principally in high-quality tax-exempt obligations issued by the State of New Jersey and its counties, municipalities, authorities or other political subdivisions.

     SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth the information about the Funds which a prospective investor should know before investing. A Statement of Additional Information dated September 29, 1995, providing further details about the Funds, has been filed with the Securities and Exchange Commission. It may be obtained and without charge by writing or calling the Funds at (800) 637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR OBLIGATIONS GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                      Prospectus dated September 29, 1995.
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following table illustrates all expenses and fees that a shareholder of each Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1995.

                        SHAREHOLDER TRANSACTION EXPENSES

                                               NEW YORK     CALIFORNIA    CONNECTICUT    MASSACHUSETTS    NEW JERSEY
                                              TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT      TAX-EXEMPT      TAX-EXEMPT
                                                 FUND          FUND          FUND            FUND            FUND
                                              ----------    ----------    -----------    -------------    -----------
      Sales Load Imposed on Purchases......      None          None           None            None            None
      Sales Load Imposed on Reinvested
        Dividends..........................      None          None           None            None            None
      Redemption Fees*.....................      None          None           None            None            None
      Exchange Fees........................      None          None           None            None            None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                               NEW YORK     CALIFORNIA    CONNECTICUT     MASSACHUSETTS    NEW JERSEY
                                              TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT      TAX-EXEMPT      TAX-EXEMPT
                                                 FUND          FUND           FUND            FUND            FUND
                                              ----------    ----------    ------------    -------------    -----------
      Management Fees (after waiver).......      .50%           .50%          .48%             .39%            .49%
      12b-1 Fees...........................      .18%           .19%          .15%             .03%            .18%
      Other Operating Expenses
        Administration and Operations
          Expenses.........................      .27%           .30%          .23%             .24%            .31%
        Equipment..........................      .02%           .02%          .02%             .02%            .02%
        Other..............................      .01%           .01%          .01%             .01%            .01%
                                                -----       ----------       -----            -----        -----------
      Total Operating Expenses.............      .98%          1.02%          .89%             .69%           1.01%
                                              ==========    ==========    ===========     ============     ===========

    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly. These figures reflect a voluntary reduction of the management fee for the Connecticut, Massachusetts and New Jersey Tax-Exempt Funds by the investment adviser. If there was no voluntary reduction, the management fee would be .50% for the Funds. *A $2.00 fee is charged on redemption checks issued by the Funds of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period. The example reflects the voluntary reduction of the management fee for the Connecticut, Massachusetts and New Jersey Tax-Exempt Funds by the investment adviser.

                                                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                                  -------    -------    -------    --------
           New York Tax-Exempt Fund............................     $10        $31        $54        $120
           California Tax-Exempt Fund..........................     $10        $32        $56        $125
           Connecticut Tax-Exempt Fund.........................     $ 9        $28        $49        $110
           Massachusetts Tax-Exempt Fund.......................     $ 7        $22        $38        $ 86
           New Jersey Tax-Exempt Fund..........................     $10        $32        $56        $124

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following information applies to a share of the Reserve New York Tax-Exempt Trust -- New York Fund and Reserve Tax-Exempt Trust -- California, Connecticut, Massachusetts and New Jersey Funds outstanding throughout each period. It should be read in conjunction with the financial statements and related notes appearing in the Statement of Additional Information. Such information has been audited by Coopers & Lybrand, L.L.P. as indicated in their report appearing in the Statement of Additional Information.

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                -------------------------------------------------------------------------------------------------
   NEW YORK TAX-EXEMPT FUND      1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations..................    .0352     .0249     .0281     .0421     .0563     .0616     .0600     .0476     .0454     .0531
Expenses......................    .0099     .0099     .0103     .0104     .0105     .0100     .0103     .0102     .0100     .0102
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (1).....    .0253     .0150     .0178     .0317     .0458     .0516     .0497     .0374     .0354     .0429
Dividends from net investment
  income (1)..................   (.0253)   (.0150)   (.0178)   (.0317)   (.0458)   (.0516)   (.0497)   (.0374)   (.0354)   (.0429)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return..................     2.53%     1.50%     1.78%     3.17%     4.58%     5.16%     4.97%     3.74%     3.54%     4.29%
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
 of year......................  152,906   148,387   149,785   156,567   148,079   120,142    90,378    86,749    84,730    80,501
Ratio of expenses to average
  net assets..................      .98%      .98%     1.02%     1.03%     1.01%      .98%     1.00%     1.00%      .98%     1.00%
Ratio of net investment income
  to average net assets.......     2.48%     1.48%     1.76%     3.09%     4.43%     5.02%     4.86%     3.66%     3.46%     4.19%

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                -------------------------------------------------------------------------------------------------
 CONNECTICUT TAX-EXEMPT FUND     1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations..................    .0352     .0250     .0269     .0400     .0534     .0615     .0604     .0481     .0449     .0533
Expenses (3)..................    .0098     .0086     .0087     .0091     .0086     .0083     .0086     .0092     .0076     .0064
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (1).....    .0254     .0164     .0182     .0309     .0448     .0532     .0518     .0389     .0373     .0469
Dividends from net investment
  income (1)..................   (.0254)   (.0164)   (.0182)   (.0309)   (.0448)   (.0532)   (.0518)   (.0389)   (.0373)   (.0469)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return..................     2.54%     1.64%     1.82%     3.09%     4.48%     5.32%     5.18%     3.89%     3.73%     4.69%
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
 of year......................   26,626   128,693   157,115   191,101   241,790   314,489   247,929   245,588   234,728   202,504
Ratio of expenses to average
  net assets (3)..............      .89%      .85%      .86%      .90%      .85%      .81%      .84%      .90%      .74%      .62%
Ratio of net investment income
  to average net assets.......     2.33%     1.62%     1.81%     3.05%     4.41%     5.17%     5.05%     3.81%     3.63%     4.57%

                                                        FOR FISCAL YEARS ENDED MAY 31,               (COMMENCEMENT OF OPERATIONS)
                                              ---------------------------------------------------              THROUGH
       MASSACHUSETTS TAX-EXEMPT FUND           1995       1994       1993       1992       1991              MAY 31, 1990
-------------------------------------------   -------    -------    -------    -------    -------    ----------------------------
Net asset value, beginning of year.........   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000              $ 1.0000
                                              -------    -------    -------    -------    -------               -------
Income from investment operations..........     .0335      .0227      .0257      .0386      .0551                 .0209
Expenses (3)...............................     .0070      .0052      .0048      .0045      .0032                 .0010
                                              -------    -------    -------    -------    -------               -------
Net investment income (1)..................     .0265      .0175      .0209      .0341      .0519                 .0199
Dividends from net investment income (1)...    (.0265)    (.0175)    (.0209)    (.0341)    (.0519)               (.0199)(4)
                                              -------    -------    -------    -------    -------               -------
Net asset value, end of year...............   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000              $ 1.0000
                                              =======    =======    =======    =======    =======    ========================
Total Return...............................      2.65%      1.75%      2.09%      3.41%      5.19%                 5.59%(2)
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------
Net assets in thousands, end of year.......    10,169     14,824     13,305      7,186      4,652                 2,140
Ratio of expenses to average net assets
  (3)......................................       .69%       .51%       .46%       .44%       .30%                  .29%(2)
Ratio of net investment income to average
  net assets...............................      2.60%      1.73%      2.04%      3.28%      4.79%                 5.53%(2)

                                                                                          OCTOBER 17, 1994
                                                                                    (COMMENCEMENT OF OPERATIONS)
                           CALIFORNIA TAX-EXEMPT FUND                                   THROUGH MAY 31, 1995
---------------------------------------------------------------------------------   ----------------------------
Net asset value, beginning of period.............................................             $ 1.0000
                                                                                              --------
Income from investment operations................................................                .0243
Expenses (2).....................................................................                .0062
                                                                                              --------
Net investment income (1)........................................................                .0181
Dividends from net investment income (1).........................................               (.0181)
                                                                                              --------
Net asset value, end of period...................................................             $ 1.0000
                                                                                    ===========================
Total Return.....................................................................                 1.81%
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets in thousands, end of period...........................................               11,088
Ratio of expenses to average net assets (2)......................................                 1.02%
Ratio of net investment income to average net assets (2).........................                 2.95%

                                                                                           JUNE 21, 1994
                                                                                    (COMMENCEMENT OF OPERATIONS)
                           NEW JERSEY TAX-EXEMPT FUND                                   THROUGH MAY 31, 1995
---------------------------------------------------------------------------------   ----------------------------
Net asset value, beginning of period.............................................             $ 1.0000
                                                                                              --------
Income from investment operations................................................                .0330
Expenses (2)(3)..................................................................                .0087
                                                                                              --------
Net investment income (1)........................................................                .0243
Dividends from net investment income (1).........................................               (.0243)
                                                                                              --------
Net asset value, end of period...................................................             $ 1.0000
                                                                                    ===========================
Total Return.....................................................................                 2.43%
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets in thousands, end of period...........................................               21,607
Ratio of expenses to average net assets (2)(3)...................................                 1.01%
Ratio of net investment income to average net assets (2).........................                 2.82%

---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been .91%, .95%, .96%, 1.00% and .95% for the Connecticut Tax-Exempt Fund, .80%, 1.01%, .96%, .94% and .80% for the Massachusetts Tax-Exempt Fund and 1.01% for the New Jersey Tax-Exempt Fund.
(4) .01c per share represents distributions of taxable income.

                                     YIELD

    For the seven calendar days ended May 31, 1995, the current yield and the effective yield for the Funds were as follows:

                                                                                CURRENT YIELD     EFFECTIVE YIELD
                                                                                --------------    ---------------
    New York Tax-Exempt Fund.................................................        3.09%             3.14%
    California Tax-Exempt Fund...............................................        3.23%             3.28%
    Connecticut Tax-Exempt Fund..............................................        2.99%             3.04%
    Massachusetts Tax-Exempt Fund............................................        3.09%             3.13%
    New Jersey Tax-Exempt Fund...............................................        2.92%             2.96%

    Current yield refers to the income generated by an investment in a Fund over a seven day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Funds may also quote tax equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. A tax equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Funds is to seek as high a level of short term interest income exempt from federal, state and local income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of a Fund as defined in the Investment Company Act of 1940.

    Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. There can be no assurance that any of the Funds will achieve its investment objective.

    These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of each Fund's assets will be invested in Municipal Obligations which are exempt from federal, state and, with respect to the New York Tax-Exempt Fund, local income taxes unless it has adopted a temporary defensive position. In addition, during periods when the Funds' investment adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

    A Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days notice.

    In view of the investment of each of the Funds in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.

The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties might affect a bank's ability to meet its obligations under a letter of credit.

    Each Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser to those rated securities in which the Funds may invest pursuant to guidelines established by their Boards of Trustees.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities, at a Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income; however, it is each of the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The investment adviser does not believe that a Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Funds may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal alternative minimum tax. It is the position of the Securities and Exchange Commission that in order for a fund to call itself "tax-free" not more than 20% of its net assets may be invested in municipal securities subject to federal alternative minimum tax or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item" which could subject certain investors in such securities, including shareholders of each of the Funds, to an increased alternative minimum tax. However, as of the date of this Prospectus, each Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each of the Funds to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    From time to time a Fund may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each of the Funds will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although a Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's investment adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow, and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in each Fund are the risk of fluctuations in short term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States Government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

RISK FACTORS IN CONCENTRATING IN CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. Since the start of the State's 1990-91 fiscal year, the State has experienced the worst economic, fiscal and budget conditions since the 1930's. As a result, the State has experienced recurring budget deficits for four of the last five completed fiscal years. By June 30, 1992, according to California's Department of Finance, the State's General Fund has an accumulated deficit, on a budget basis, of approximately $2.2 billion. Moreover, the Governor's Budget for 1993-94, released January 8, 1993, projected a $2.5 billion budget deficit for the fiscal year ending June 30, 1993. By June 30, 1994, according to California's Department of Finance, the State's Reserve for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $2.0 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994 the rating on the State's general obligation bonds was reduced by S&P from AAA, to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

RISK FACTORS IN CONCENTRATING IN CONNECTICUT. The Connecticut Tax-Exempt Fund's concentration in securities issued by the State of Connecticut and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. From 1970 to 1992, the number of persons employed in non-manufacturing industries has increased 60.8% while manufacturing employment has declined 30.8%. It is expected that these trends will continue in the future. Defense-related business plays an important role in the Connecticut economy. Due to reduced defense-related spending, several employers have announced substantial planned labor force reductions scheduled to occur over the next several years. For 1992, the rate of unemployment in Connecticut was 7.5% on a seasonably adjusted basis, and the rate in the United States was 7.3% on a seasonably adjusted basis. The State Comptroller's annual reports for the fiscal year ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million and $19.7 million, respectively. The Computer's monthly report for the period ended August 31, 1994 stated that the cumulative deficit under GAAP for 1994-95 is approximately $531 million. As a result of the recent recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to in April 1990 and to AA+ in September 1991. Moody's and Fitch currently rate Connecticut's bonds Aa and AA+, respectively. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the State of Connecticut and its subdivisions.

RISK FACTORS IN CONCENTRATING IN MASSACHUSETTS. The Massachusetts Tax-Exempt Fund's concentration in securities issued by the Commonwealth of Massachusetts and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. The Commonwealth's unemployment rate peaked in 1991 at 9.0% and dropped to 6.9% in 1993. Between 1990 and 1991 manufacturing employment declined 7.1%. Between 1991 and 1992 manufacturing employment declined 4.7%. In November 1992 33.5% of all jobs were in the service sector. Due to the adverse financial condition of the Commonwealth, Moody's downgraded the Commonwealth's general obligation bonds from Baa-1 to Baa on March 19, 1990. S&P downgraded its rating of Commonwealth general obligation bonds from A to BBB on December 13, 1989. Both Moody's and S&P subsequently raised their ratings of Commonwealth general obligation bonds to A on September 9, 1992. On October 13, 1993

S&P raised its rating of commonwealth general obligation bonds to A+. There can be no assurance that these difficulties will not adversely affect the ability of the Commonwealth of Massachusetts and its political subdivisions to make debt payments on the Municipal Obligations they issue. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the Commonwealth of Massachusetts and its subdivisions.

RISK FACTORS IN CONCENTRATING IN NEW JERSEY. The Fund's concentration in securities issued by the State of New Jersey and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. The state's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the state's economy outpaced national trends. However, since 1989 the state's economic performance has been weak and it has under performed the rest of the national. Unemployment currently exceeds the national average, and weakness in the economy appears in many employment sectors. The downward trend was apparent in New Jersey 18 months before national indicators. Economic recovery will be slower due to the weakness in the real estate and construction sectors, the lack of consumer confidence, and the loss of manufacturing and high level corporate service jobs. Reflecting the economic downturn, the State's unemployment rate rose from 3.6% in the first quarter of 1989 to 9.1% in April 1993. As a result of New Jersey's recent fiscal weakness, in July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the State of New Jersey and its political subdivisions.

    Nevertheless, New Jersey's economic base continues to be strong, fortified by one of the most diversified structures in the nation. The leading employment sectors are services, wholesale and retail trade, government and manufacturing.

RISK FACTORS IN CONCENTRATING IN NEW YORK. The New York Tax-Exempt Fund's concentration in securities issued by the State of New York and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities. Specifically, the credit quality of the New York Tax-Exempt Fund will depend upon the continued financial strength of the State of New York, which in turn is directly affected by the financial condition of numerous public bodies and municipalities, including New York City. New York State and City continue to face challenges to their fiscal well being, including shrinking federal assistance, large pension and infrastructure needs, declining industrial base, and the continuing dependence of several municipal issuers, such as the Metropolitan Transit Authority and the Housing Finance Agency, for large operating subsidies. The State's 1993 and 1994 fiscal years, however, were characterized by national and regional economies that performed better than projected. After reflecting a 1993 year-end deposit to the State's refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus in the General Fund of $914 million. In September 1994, however, the State projected a General Fund operating deficit of $690 million for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. New York State's tax and revenue tax and revenue anticipation notes issued in April 1992 were rated MIG-2 by Moody's, SP-1 by Standard & Poor's and F-1 by Fitch Investors, Service, Inc. New York State's 1993 tax and revenue anticipation notes were rated MIG-1 by Moody's, SP-1+ by S&P, and F-1+ by Fitch. There is no assurance that any ratings will continue for any period of time or will not be revised downward or withdrawn entirely by a ratings agency. The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the State of New York and its subdivisions.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENTS. The Boards of Trustees manages each Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, New York 11030, provides each Fund with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising the Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreements, the Adviser manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of the Fund's investment objective and policies, subject to overall control and direction by each Board of Trustees.

    As compensation for these services, the Adviser receives a management fee, which is a percentage of the average daily assets of each Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets, (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1995, the Adviser received a management fee of .50% of the average net assets of the California Tax-Exempt Fund, .48% of the average net assets of the Connecticut Tax-Exempt Fund, .39% of the average net assets of the Massachusetts Tax-Exempt Fund, .49% of the average net assets of the New Jersey Tax-Exempt Fund, and .50% of the New York Tax-Exempt Fund. During the year, the Adviser voluntarily agreed to a reduction of the management fee for the Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund and for the New Jersey Tax-Exempt Fund.

    The Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters as to which the agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

SERVICE AGREEMENTS. The Adviser furnishes to each Fund, at cost, all personnel required for the operations of each Fund such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser include salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization on loans financing equipment used by the Fund, and all other expenses for the conduct of each Fund's affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions; interest charges and taxes; the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund custodians, auditors, lawyers and Trustees who are not "interested persons" of the Fund.

    The Adviser has agreed to repay each Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of a Fund. The Service Agreements are nonassignable and continue until terminated by either party on 120 days notice.

    During the fiscal year ended May 31, 1995, the ratio of expenses to the average net assets of each Fund was 1.02% for the California Tax-Exempt Fund;
 .89% for the Connecticut Tax-Exempt Fund; .69% for the Massachusetts Tax-Exempt Fund; 1.01% for the New Jersey Tax-Exempt Fund; and .98% for the New York Tax-Exempt Fund.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust or Reserve New York Tax-Exempt Trust.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust act as their own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments ($50 if shares are purchased by Reserve Automatic Asset Builder, Reserve Automatic Asset Builder for U.S. Government Distributions and $25 if purchased by Reserve Automatic Asset Builder for Payroll or Pension). An initial purchase must be accompanied by an investment application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such firm. You can buy shares of the Funds each business day at the net asset value next determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with a Federal Reserve bank). Payments (denominated in U.S. dollars) must be made:

    - By check (drawn on a U.S. bank) payable to The Reserve Fund, 810 Seventh Avenue, New York, N.Y. 10019-5868. You must include your account number (or Taxpayer Identification number) on the "pay to the order of" line for each check made payable to The Reserve Fund or within the endorsement for each check endorsed to The Reserve Fund.

    - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("firm") from which you received this Prospectus.

    Checks and wires which do not correctly identify the Fund and account to be credited may be returned or delay the purchase of shares. Because each Fund must pay for its securities purchases on the same day in Federal funds, only Federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal funds wires to be eligible for same-day order entry, a Fund must be notified before 11:00 A.M. (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal funds will be entered as of the business day when covering Federal funds are received or bank checks are converted into Federal funds. This usually occurs within two business days, but may take longer. Checks delivered to the Fund's offices after 11:00 A.M. (New York time) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.

    Any monies which cannot be credited to an account by the end of the business day following that on which Federal funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Fund or payable to the shareholder/payee of the check and endorsed to The Reserve Fund. The Funds do not accept travelers checks.

RESERVE AUTOMATIC ASSET BUILDER. You may purchase shares of a Fund ($50 minimum) at regular intervals selected by you. Shares are purchased monthly, quarterly or annually by transferring monies from the checking, NOW or bank money market deposit account (as permitted) designated by you. The account designated by you will be debited in the specified amount, and shares will be purchased on either the fifth or twentieth day of a month, or twice a month, on both days. Only an account maintained in a domestic financial institution which is an Automatic Clearing House member may be so designated. To establish a Reserve Automatic Asset Builder account, you must file an authorization form with the Funds which is available from them. You may cancel this privilege or change the amount of purchase at any time by mailing written notification to the Funds, and the notification will be effective fifteen business days following receipt. The Funds may impose a charge or modify or terminate this privilege at any time. Shares purchased by this privilege may not be redeemed until the Fund has assured itself that good payment has been collected which will generally be up to ten business days. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC ASSET BUILDER FOR PAYROLL OR PENSION. You may purchase shares of a Fund ($25 minimum) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have all or a part of your paycheck transferred to your existing Fund account at each period through the Automatic Clearing House. To establish such an account, you must file an authorization form, which is available from the Funds, with your employer's payroll department. Your employer must complete the form and return it to the Funds. You may change the amount of the purchase or cancel the authorization only by written notice to your employer. It is the sole responsibility of your employer, not the Funds or any other person, to arrange for transactions under the Reserve Automatic Asset Builder for Payroll or Pension plan. The Funds may impose a charge or modify or terminate this privilege at any time. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC ASSET BUILDER FOR U.S. GOVERNMENT DISTRIBUTIONS. You may purchase shares of a Fund ($50 minimum) by having federal salary, Social Security, or certain veterans' benefits or other payments from the federal government automatically deposited into your Fund account. To enroll in Reserve Automatic Asset Builder for U.S. Government Distributions, you must file with the Funds a completed Reserve Automatic Asset Builder Sign-Up Form for each type of payment to be deposited. The appropriate form may be obtained from the Funds. Death or legal incapacity will terminate your participation in this privilege and you may elect at any time to terminate your participation by notifying in writing the appropriate federal agency. In addition, the Funds may terminate your participation upon 30 days' notice to you. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of each Fund is calculated at the close of each business day (normally 4:00 P.M. New York time) by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV per share of $1.00 although this share price is not guaranteed.

DISTRIBUTOR. The distributor of the California, Connecticut, Massachusetts and New Jersey Tax-Exempt Funds of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust is Resrv Partners, Inc., 810 Seventh Avenue, New York, N.Y. 10019-5868. The distributor is a wholly-owned subsidiary of the Adviser.

EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of certain firms and some firms may impose conditions on their clients which are different from those described in this Prospectus. In addition, this exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders.

DISTRIBUTION AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries and financial institutions. Some of these firms participate in each Fund's Plan of Distribution ("Plan"). Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust maintain the Plans and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act"). Under the Plans, each Fund makes assistance payments at an annual rate of .20% of the net asset value of broker, financial institution and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance or administrative services provided the Funds. The investment adviser is required by the Plans to pay an equivalent amount and may, at its discretion, pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Funds by such brokers, financial institutions, financial intermediaries and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from sources available to it, for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares. Financial institutions providing distribution assistance or administrative services for a Fund may be required to register as securities dealers in certain states.

    During the fiscal year ended May 31, 1995, the ratio of expenditures under the Plans were .19% of the average net assets of the California Tax-Exempt Fund,
 .15% of the average net assets of the Connecticut Tax-Exempt Fund, .03% of the average net assets of the Massachusetts Tax-Exempt Fund, .18% of the average net assets of the New Jersey Tax-Exempt Fund, and .18% of the average net assets of the New York Tax-Exempt Fund.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may independently establish and charge additional amounts such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold a Fund's shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firm or may only be available subject to certain conditions and limitations. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST

    Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust were organized as Massachusetts business trusts on January 25, 1983, and July 12, 1983, respectively, and are open-end management investment companies commonly known as mutual funds. At the date of this Prospectus, there were five separate series of Reserve Tax-Exempt Trust authorized and outstanding and one separate series of Reserve New York Tax-Exempt Trust ("Trust(s)") authorized and outstanding. Additional series may be added in the future by each Trust's Board of Trustees. Each Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion or sinking rights. The shareholders of each Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trustees of each Trust do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies of a Fund) or by a Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust provides, in substance, that no shareholder or a Trustee shall be personally liable for a Trust's, and each separate investment portfolio's, obligations to third parties, and that every written contract made by the Trust or a Fund shall contain a provision to that effect. Each Declaration of Trust also requires a Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.

                                     TAXES

    Each Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax to it. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in Municipal Obligations issued by its respective state or political subdivision thereof, dividends derived from the interest thereon is not subject to state and, with respect to the New York Tax-Exempt Fund, local income taxes. Any distributions of net realized long term capital gains earned by a Fund are taxable to shareholders as such regardless of the length of time a Fund's shares have been owned by the shareholder.

    Shareholders are advised to retain all statements received from a Fund to maintain accurate records of their investments. If any dividends are not exempt from federal or state and local income taxes, shareholders will be advised of such percentage by January 31, of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. A Fund's shares are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although a Fund has seven days to transmit payment for share redemptions, it usually transmits payment the same day when redemption requests are received before 11:00 A.M. (New York time) and the next day for requests received after 11:00 A.M. (New York time). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 11:00 A.M. (New York time) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 11:00 A.M.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each written redemption be at least $1,000 and require that each telephone redemption be at least $1,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $2 for redemption checks issued by a Fund of less than $100. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. A Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of a telephone redemption may be sent only to
(1) the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or
(2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of a Fund were purchased or, if purchased directly from a Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association or a member firm of a national securities exchange. Guarantees from notaries public, are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

REDEMPTION BY CHECK. By completing signature cards (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Funds or the firm through which shares of the Funds were purchased, you can draw checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder may choose to impose a fee if it deems a shareholder's actions to be burdensome to the Funds. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Funds. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or be presented for immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Fund and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing check copies.

STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided the Funds are advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Funds by 2:00 P.M. (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for 14 calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment orders are effective for one year. A fee is charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares from your account to make a specified monthly, quarterly or annual payment of a fixed amount. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER. You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two business days after the purchase by wire. Bank acknowledgment of payment initiated by you may shorten delays.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example husband or wife, either person is entitled to redeem shares in the account. The Funds assumes no responsibility to either person for actions taken by the other person with respect to an account so registered. The Funds' application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) the Funds are notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, the Funds may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and Statement of Additional Information about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or Statement of Additional Information.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24 hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks and special research services.

PERFORMANCE. The Funds may compare their performance to other income producing alternatives such as (i) money market funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of a Fund is not insured by the Federal Deposit Insurance Corporation.

Yield information is useful in reviewing the Funds' performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                     RESERVE CASH PERFORMANCE PLUS ACCOUNT

    The Funds offer a comprehensive package of services which enhances the value of and access to an investment in them. The Reserve Cash Performance Plus Account (CPA) services include: (i) any amount checking; and (ii) a comprehensive monthly and annual statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.

    In addition, CPA investors may, for no additional fee, apply for a Visa Gold debit card which may be used to access your CPA investment balances. A Visa Gold cardholder will be provided a comprehensive package of free travel and emergency assistance services, including; (i) $150,000 in travel accident insurance when the travel tickets are paid with the Visa Gold card; (ii) auto rental collision/loss damage insurance when the rental is paid using your Visa Gold card; (iii) expedited card replacement and emergency cash; (iv) medical, legal and lost baggage assistance; and (v) extend retail product guarantees when the purchase is paid with the Visa Gold card.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

[CAPTION]

            TABLE OF CONTENTS
                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Financial Highlights.....................     3
Yield....................................     5
Investment Objective and Policies........     5
Management...............................     8
How to Buy Shares........................     9
Shares of Beneficial Interest............    11
Daily Dividends..........................    11
Taxes....................................    12
Redemptions..............................    12
General Information......................    13
Reserve Cash Performance Plus Account....    14
   Investors are advised to read and retain
     this Prospectus for future reference.

[THE RESERVE FUNDS LOGO]


   "America's First
      Money Fund"

810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700

Distribution -- Resrv Partners, Inc.

RF/N.Y.-9/95



[THE RESERVE FUNDS LOGO]


                     "America's First
                       Money Fund"

-------------------------------------------------------------------------

-------------------------------------------------------------------------



                  NEW YORK TAX-EXEMPT FUND
                  CALIFORNIA TAX-EXEMPT FUND
                  CONNECTICUT TAX-EXEMPT FUND
                  MASSACHUSETTS TAX-EXEMPT FUND
                  NEW JERSEY TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                           CALIFORNIA TAX-EXEMPT FUND
                          CONNECTICUT TAX-EXEMPT FUND
                         MASSACHUSETTS TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                       RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700

                        -----------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE



                      STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information describes the California Tax-Exempt, Connecticut Tax-Exempt, Massachusetts Tax-Exempt and New Jersey Tax-Exempt Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (the "Fund(s)"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Funds at the above address. This Statement is dated September 29, 1995.





                      TABLE OF CONTENTS                                                       PAGE
                      -----------------                                                       ----
                      Investment Objective and Policies                                          2
                      Trustees and Executive Officers                                            3
                      Investment Management, Distribution,
                        Service and Custodian Agreements                                         4
                      Portfolio Turnover, Transaction
                        Charges and Allocation                                                   7
                      Shares of Beneficial Interest                                              7
                      Purchase, Redemption and Pricing
                        of Shares                                                                8
                      Distributions and Taxes                                                   10
                      Fund Yield                                                                11
                      Reserve Cash Performance Plus Account                                     12
                      Municipal Obligations                                                     13
                      Ratings                                                                   14
                      Risk Factors of Concentrating in California                               15
                      Risk Factors of Concentrating in Connecticut                              17
                      Risk Factors of Concentrating in Massachusetts                            19
                      Risk Factors of Concentrating in New Jersey                               20
                      Risk Factors of Concentrating in New York                                 20
                      Report of Independent Accountants                                         25
                      Financial Statements                                                      26



          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

          The following information provides additional details about the Funds' investment objectives and policies.

          Each Fund's investment objective is to seek as high a level of short term interest income exempt from federal, state, and, with respect to the New York Portfolio, local income taxes as is consistent with preservation of capital and liquidity, by investing principally in municipal securities.

          These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of bond counsel for the issuers ("Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, street, water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax. At least 80% of each Fund's assets will be invested in municipal bonds and notes exempt from federal, state, and with respect to the New York Tax-Exempt Fund, local income taxes unless the Fund has adopted a defensive position. During periods when a state's Municipal Obligations meeting a Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

          The Funds will purchase tax exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which a Fund may invest.

          Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of any nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the quality and credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

          From time to time, on a temporary basis other than for temporary defensive purposes, the Funds may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Funds will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in Taxable Investments at any time.

          SUPPLEMENTAL INVESTMENT POLICIES. The Funds' investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. A Fund cannot: (1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow
money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets; (3) issue securities senior to its capital stock;
(4) act as an underwriter with respect to the securities of others; (5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, U.S. Governments or instruments secured by such obligations; (6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase Municipal Obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets to the extent its investments are considered loans; (8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option; (9) invest in voting securities or in companies for the purpose of exercising control; (10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (11) make investments on a margin basis; and
(12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940.

          OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a stand-by commitment to repurchase the securities, at a Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

          REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the yields negotiated.
Each Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by each Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss, and may incur costs in disposing of the underlying security. The Funds will not hold more than 10% of their net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

          The Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Funds' policy that entering into a reverse repurchase agreement will be for temporary purposes only and, when aggregated with other borrowing, may not exceed 5% of the value of the total assets of a Fund at the time of the transaction.


                        TRUSTEES AND EXECUTIVE OFFICERS

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------------
*Interested Trustee within the meaning of the Investment Company Act of 1940. Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.


          During the fiscal year ended May 31, 1995, the Trustees received the following fees from the Funds: $83 from the California Tax-Exempt Fund, $1,021 from the Connecticut Tax-Exempt Fund, $282 from the Massachusetts Tax-Exempt Fund, $204 from the New Jersey Tax-Exempt Fund and $3,306 from the New York Tax-Exempt Fund. As of June 30, 1995, Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, New Jersey Tax-Exempt and New York Tax-Exempt Funds and shares of the Massachusetts Tax-Exempt Fund. During the year ended May 31, 1995, each Fund held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE



                                               AGGREGATE                    TOTAL COMPENSATION
                                             COMPENSATION               FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                               FROM FUND*          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
--------------------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                             $1,444                           $16,500
Henri W. Emmet                                $1,444                           $16,500
Rev. Donald J. Harrington                     $1,444                           $16,500
Niels W. Johnsen                              $1,444                           $16,500




                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

       INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, N.Y. 11030, of which Messrs. Henry B.R. Brown and Bruce R. Bent are the Directors, manages each Fund and provides it with investment advice pursuant to an Investment Management Agreement. Messrs. Brown and Bent together with their children own RMCI. Under each agreement, RMCI manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also pays the promotional expenses related to the sale of each Fund's shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by a Fund, or registration fees and expenses).


       Each of the Funds periodically pays RMCI a management fee at the annual rate of .50% of the first $500 million of average daily net assets, .475% of the next $500 million of such assets, .45% of the next $500 million of such assets, .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1992, 1993, 1994 and 1995, RMCI received management fees of $830,684, $886,468,
$591,908 and $200,783 respectively from the Connecticut Tax-Exempt Fund; 0, 0, $8,253 and $52,248 from the Massachusetts Tax-Exempt Fund; and $751,572, $770,031, $803,061 and $763,741 from the New York Tax-Exempt Fund. For the period October 17, 1994 to May 31, 1995 RMCI received $24,072 in management fees from the California Tax-Exempt Fund. For the period of June 21, 1994 to May 31, 1995 RMCI received $51,948 in management fees from the New Jersey Tax-Exempt Fund.


       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of a Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources as it from time to time deems appropriate.

       The Investment Management Agreements for the Connecticut Tax-Exempt and New York Tax-Exempt Funds were duly approved by shareholders in 1986 and the Investment Management Agreement for the Massachusetts Tax-Exempt Fund was duly approved by shareholders in 1990, and the California Tax-Exempt and New Jersey Tax-Exempt Fund was duly approved by shareholders in 1994. Each may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees of each Fund or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

       SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to each Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides at cost, office space, office equipment (including computers), office supplies, and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each Fund reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of each Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.

       Pursuant to the Service Agreement, during the fiscal year end May 31, 1995, the California Tax-Exempt, Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, New Jersey Tax-Exempt and New York Tax-Exempt Fund reimbursed RMCI $15,416, $109,072, $37,309, $34,840 and $459,889, respectively, for expenses. For the fiscal years ended May 31, 1993 and 1994, RMCI was reimbursed $0 and $0 by the California Tax-Exempt Fund; and $556,710 and $384,106 for expenses by the Connecticut Tax-Exempt Fund; $0 and $0 by the New Jersey Tax-Exempt Fund; $47,184 and $49,916 by the Massachusetts Tax-Exempt Fund; and $560,543 and $505,084 by the New York Tax-Exempt Fund, respectively.

       DISTRIBUTION AGREEMENT. The Funds' Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Funds have authorized the Distributor, in connection with its sale of their shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. A Distributor may offer and sell shares of the Funds pursuant to a separate Prospectus applicable to such Distributor. The Distributor is a "principal underwriter" for the Funds within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of their shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of the Funds' shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. RESRV has retained no underwriting commissions during the last three fiscal years. During the fiscal year ended May 31, 1995, the Distributor received no distribution assistance payments from any of the Funds.

       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal or by the vote of a majority of the outstanding voting securities of the Fund.

       PLAN OF DISTRIBUTION. Each Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of qualified accounts. Such distribution assistance may include, but may not be limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit each Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of a Fund's shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be re-registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for a Fund may be required to register as securities dealers in certain states.

       Under each Plan, the Trustees are provided quarterly reports of the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.


       During the fiscal year ended May 31, 1995, the California Tax-Exempt Fund, the Connecticut Tax-Exempt Fund, the New Jersey Tax-Exempt fund, the Massachusetts Tax-Exempt Fund and the New York Tax-Exempt Fund made payments under each Plan of $9,469, $63,147, $19,207, $3,467 and $269,772, respectively.
Any such payments are intended to benefit a Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1995, substantially all payments made by a Fund were to brokers or other financial institutions and financial intermediaries for share balances in a Fund.


       The Plans and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of a Fund or by vote of the disinterested Trustees. The Plans and related agreements may be renewed from year to year if specifically approved by the Boards of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

       CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. Chemical Bank, 4 New York Plaza, New York, N.Y. 10004 and Bankers Trust Company, One Bankers Trust Plaza, New York, N.Y. 10015 are Custodians of the Funds securities and cash pursuant to Custodian Agreements. Coopers & Lybrand L.L.P, 1301 Avenue of the Americas, New York, N.Y. 10019 is the Funds' independent accountant.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by each Fund are normally principal transactions at net prices, the Fund's do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years the Funds have not paid any brokerage commissions.

       The Funds' policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of a Fund.

       Subject to the overall supervision of each Fund's officers and the Boards of Trustees, RMCI places all orders for the purchase and sale of a Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Funds as determined in good faith by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of a Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Funds and other portfolios managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all portfolios affected.


                         SHARES OF BENEFICIAL INTEREST

       The Declaration of Trusts permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of each Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of a Fund, shareholders are entitled to share pro rata in its net assets. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to a Fund's issued shares without shareholder approval.

       Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of its portfolio, equal rights to all dividends and other distributions from its portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustee could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of a business trust. The Declaration of Trusts contain an express disclaimer of shareholder liability for acts or obligations of a Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trusts provide for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of a Fund. The Declaration of Trusts also provide that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which a Fund itself would be unable to meet its obligations.

       The Declaration of Trusts further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law; but nothing in the Declarations protect a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.


       As of September 6, 1995, the following persons owned beneficially or of record 5 percent of the California Tax-Exempt Fund: J. Robert King & Adele King, 4751 Westchester Drive, Woodland Hills, CA 91364-3455 (10.6%), J. Stephen Lauch and Kathryn Lauch, P.O. Box 222, Ross, CA 94957 (9.3%), The Zimbert Family Trust, 3510 Terrace View Drive, Encino, CA 91436-4018 (11.0%) and Leonard Williams, 1121 Somera Road, Bel Air, CA 90077 (11.0%).




       As of September 6, 1995, the following persons owned beneficially or of record 5 percent of the Connecticut Tax-Exempt Fund: Fiduciary Trust Co., Federal Reserve Bank, New York, New York 10036 (15%), Chase Manhattan Bank, 1211 6th Avenue, New York, New York 10036 (6.8%), Klans Schleehauf, 33 Maple Avenue, Bloomfield, CT 06002 (6.3%) As of September 6, 1995, the following persons owned beneficially of record 5 percent of the Tax-Exempt Fund:



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but each Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Funds' intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

       PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Funds' Plans of Distribution ("Plan"). Under the Plans, payments are made to persons who provide assistance in distributing Fund shares or other assistance to a Fund.

       NET ASSET VALUE. Shares are offered at net asset value. The net asset value of the Funds are calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day on other days the New York Stock Exchange is closed for trading, and on regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of each Fund is normally maintained at $1.00 per share. The Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

       The net asset value per share of a Fund is determined by adding the value of all of its securities, cash and other assets, subtracting its liabilities, and dividing the results by the number of its shares outstanding. The Boards of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Boards of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which a Fund proposes to enter into repurchase agreements. In addition, the Funds' have adopted procedures, taking into account current market conditions and the investment objective, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of a Fund, withholding dividends, redemption of shares of a Fund in kind, or reverting to valuation based upon market prices and estimates.

       SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning shareholder services are subject to change from time to time. The Funds reserve the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Funds further reserve the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Funds' standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Funds reserve the right to increase their minimum initial investment amount at any time.

       CREDITING OF INVESTMENTS. The Funds will only give credit for investments in them on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 A.M. (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Funds for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Funds after 11:00 AM (New York time) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Funds. In addition, the Funds do not accept cash investments.

       The Funds reserve the right to reject any investment in them for any reason and may at any time suspend all new investment.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY A FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE SHARE PURCHASE MAY BE CANCELLED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS OWED THE FUND.

       SHARE CERTIFICATES.  Share certificates are not issued by the Funds.


                            DISTRIBUTIONS AND TAXES

       Each of the Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of their shareholders. The status of the Funds as regulated investment companies does not involve government supervision of management or of investment practices or policies. If they so qualify, in any fiscal year in which each distributes at least 90 percent of its net income, a Fund will not be subjected to federal income tax on such distributed amounts. Although interest derived from Municipal Obligations is not subject to federal income taxation, any net capital gains realized by a Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares, will be taxable to shareholders.

       In order to qualify as a regulated investment company under the Code, a Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of the gross income from the sale or disposition of securities held for less than three months.

       Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by a Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by a Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

       If any dividends are not exempt from federal or state and local income taxes shareholders will be advised of such percentage by January 31 of the following year. Distributions will be reported under more than one tax identification number only if a separate account is established for each number. If a Fund has both tax exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this method, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

       The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental users, then such nongovernmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       The Tax Reform Act of 1986 ( the "Act") provides that in the event a Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for information purposes on such return the amount of exempt interest dividends received from a Fund during the taxable year. In addition, with respect to a shareholder who receives exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

       The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessary result in exemption under the tax laws of any state or local taxing authority.

       Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

                                   FUND YIELD

       The current yield of a Fund may differ from the Fund's effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on by the original share and any such additional shares; and
(ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

       Effective yield is computed by adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1) /7]365-1. Effective annual yields are a representative of the effective annual rate of return produced by the monthly compounding of Fund dividends.

       Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield - (1 - Income Tax Rate)

       Yield information may be useful in reviewing the performance of a Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.


                     RESERVE CASH PERFORMANCE PLUS ACCOUNT

       The Reserve Cash Performance Plus Account ("CPA") is a comprehensive package of additional services offered to investors in the Funds for an additional fee.

       CHECK PLAN. A Check Plan is an arrangement with Bank One, Columbus, NA ("Bank One") whereby checks are issued to the participant which may be used to redeem shares in any amount in a participant's Fund account. If Bank One accepts a check for final payment, it will be paid by redemption of shares from your account. Bank One will process new debits to a CHECK PLAN in order of receipt against Bank One's determination of the CHECK PLAN "open-to-buy value" (the sum of the value of the participant's shares transmitted before noon to Bank One excluding (i) dividends which are accrued daily but including dividends paid monthly and (ii) checks and wires for the purchase of shares which have not been verified as described under "Restrictions" below, hereinafter referred to as the participant's account "liquidity value," minus previous CHECK PLAN net debits which have not been applied against the account's value). These debits include outstanding unpaid checks authorized against the CHECK PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. Any check in an amount exceeding the participant's CHECK PLAN open-to-buy value for that business day will not be paid but will be returned by Bank One to the payee in such manner as Bank One may select. Checks may be used in the same manner as other bank checks and may be written in any amount. Checks will be received by Bank One through the Federal Reserve System or other clearing channels which Bank One may establish from time to time. Checks will not be returned to the participant but complete information on such checks, including the payee, will be supplied to the participant on a monthly basis. Bank One will supply checks to each participant which will be subject to the terms of your Reserve CPA Account Agreement in the application for a CHECK PLAN.

       A Fund will charge a non-refundable annual CPA service fee (currently $75 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice to participants. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

       CUSTOM PLAN. A CUSTOM PLAN is a CHECK PLAN plus a VISA Gold card issued to the participant. The VISA Gold card is a debit card, not a credit card.
The Custom Plan and VISA Gold card are available only to customers of participating broker/dealers or other financial institutions. Use of the debit card will provide automatic common carrier travel insurance, auto rental/loss damage insurance and extended product guarantees. In addition, VISA Gold cardholders will be provided a comprehensive package of free travel and emergency assistance services, including: emergency cash; emergency card replacement; medical, legal and lost baggage assistance; and emergency ticket replacement.

       Bank One will process new debits to a CUSTOM PLAN in the order of receipt against Bank One's determination of the CUSTOM PLAN "open-to-buy value" (the sum of the participant's account value minus previous CUSTOM PLAN net debits which have not been applied against net asset value). These debits include outstanding VISA Gold card charges, unpaid check charges, cash advances authorized by Bank One against the CUSTOM PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. A Fund will redeem shares on behalf of the participant on the business day it receives notice of these debits from Bank One and send the proceeds to Bank One to cover such debits.

       The conditions for establishing a CPA account may be altered or waived by the Funds, either with respect to services generally or with respect to special groups or limited categories of individuals. The checks and VISA Gold card features of the CPA Program are intended to provide participants with easy access to their account assets. The Funds may reject any application to open a CPA account and may terminate a CPA account for any reason. Bank One may reject any application for checks or cards.

       TRAVEL INSURANCE. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.

       VISA GOLD CARD. Upon approval of an application for participation in the CUSTOM PLAN, Bank One will issue one or more VISA Gold Cards to the participant. Bank One will not give authorizations for cash advances exceeding on any business day the CUSTOM PLAN open-to-buy value.

       Participants subscribing to the CUSTOM PLAN service may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Funds or Bank One is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the CUSTOM PLAN participant should report the loss immediately by telephoning Bank One at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Funds at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

       The use of checks, and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreements.


                             MUNICIPAL OBLIGATIONS

       Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

       Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

       Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by a Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

       Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds, or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

       On April 20, 1988, the United States Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Trust Company which held that interest on Municipal Obligations was immune from Federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the Federal income tax exemption for interest on certain Municipal Obligations.

       The Funds may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Funds would be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Funds may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in them. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of a Fund's investment objective and policies.

       VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Funds may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

       The variable rate demand instruments in which the Funds may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Funds will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's investment high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

       The variable rate demand instruments that the Funds may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                    RATINGS

       TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be a high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support of demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

       S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more that 365 days. The highest quality obligations are rated "A". Issues assigned A rating for regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.


                   RISK FACTOR OF CONCENTRATING IN CALIFORNIA


       The following discusses the risks of concentrating investments in obligations of the State of California ("State") and its political subdivisions, duly constituted authorities and corporations.



       Since the start of State's 1990-91 fiscal year, the State has faced the worst economic, fiscal, and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), exports and financial services, among other, have all been severely affected. Overall, the State has lost over 800,000 jobs since May 1990. Additional job losses are expected in 1993 before net employment starts to increase, and pre-recession job levels will not be reached for several more years. Unemployment reached 10% in November 1992 and is expected to remain near that level through 1993. Recovery from the recession in California is not expected in meaningful terms until late 1993 or 1994, notwithstanding signs of recovery elsewhere in the nation.



       The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health, welfare and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits; the State Controller reports that expenditures exceeded revenues for four of the last five completed fiscal years. By June 30, 1992, according to the Department of Finance, the State's General Fund had an accumulated deficit on a budget basis, of approximately $2.2 billion.



       A further consequence of the large budget imbalance over two fiscal years was that the State used up all of its available cash resources. In late June, 1992 the State was required to issue $475 million of short-term revenue anticipation warrants to cover obligations coming due on June 30. Because the 1992-93 Budget Act was not adopted until September 2, 1992, the State was delayed in carrying out its usual cash flow borrowing for the fiscal year. The shortfall of cash forced the State Controller, after July 1, 1992, to issue approximately $3.8 billion of interest-bearing "registered warrants" in lieu of regular warrants which are redeemable for cash to many State vendors, suppliers and employees and to local government agencies to pay valid obligations from the prior fiscal year, and to pay continuing obligations after July 1 based on special appropriations or court orders. Certain constitutionally mandated obligations, such as debt service on bonds and revenue anticipation warrants, were paid with available cash. Registered warrants had not been issued by the State in the 1930s.



       The 1992-93 Budget Act closed a "gap" of about $7.9 billion, but budgeted a reserve at June 30, 1993 of only $28 million. However, the Governor's Budget for 1993-94, released January 8, 1993 (the "1993-94 Governor's Budget"), predicted revenues in the 1992-93 fiscal year will be $2.5 billion below 1992-93 Budget Act projections, and projected the State will have a $2.1 billion budget deficit at June 30, 1993. This however, assumed favorable legislative action by March 1993 on certain proposals to reduce health and welfare payments and eliminate a renters' tax credit, which combined would have saved $475 million by June 30, 1993. The Legislature has failed to enact these proposals. This, combined with the impact of the State Franchise Tax Board's February 4, 1993 order to release the renters' tax credit refunds, will require at least another $475 million in budget reductions in addition to those proposed in the 1993-94 Government's Budget. The 1993-94 Governor's Budget also projects that cash resources will be depleted during May 1993, necessitating additional cash flow borrowing. Actual performance for the balance of the 1992-93 Fiscal year will depend on many factors, including economic conditions in the State and the nation. As result of the deterioration in the State's budget and cash situation in fiscal years 1991-92, and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from AAA to Aa+, by Moody's from Aaa to Aa, and by Fitch from AAA to AA.

       The California personal income tax, which in 1990-91 contributed about 45% of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax
(AMT) which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11% effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.



       The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.



       The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 39% of General Fund revenue in 1991-92. Bank and corporation tax revenues comprised about 11% of General Fund revenue in 1991-92. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products.



       The Governor's Budget proposal for 1994-95 released January 7, 1994, projected General Fund revenues and transfers in the fiscal year of $39.7 billion (a reduction of $900 million from the original 1993-94 Budget Act) and expenditures of $39.7 billion (an increase of $800 million over the original 1993-94 Budget Act). The Governor's Budget proposed General Fund revenues and transfers of $41.3 billion (including $2.0 billion from the Federal government) and expenditures of $38.8 billion in the 1994-95 fiscal year, which would leave a balance of approximately $260 million in the budget reserve, the Special Fund for Economic Uncertainties (the "SFEU"), at June 30, 1995 after repayment of the accumulated 1992-93 budget deficit of $2.8 billion.



       On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. The full impact of the earthquake on Los Angeles and surrounding areas and on the State's finances has not been determined.



       California is experiencing its deepest recession since the 1930's. The State's tax revenue experience clearly reflects sharp declines in employment income and retail sales on a scale not seen in over 50 years. California's economy has clearly not joined in the national recovery. Employment continued to decline through the latter months of 1992, retail sales remain below year ago levels, what growth there is in personal incomes is mainly attributable to government transfer payments and construction activity deteriorated further in late 1992.



       The State's economy faces several formidable barriers which will likely prolong the recession through much of 1993 and will inhibit the pace of recovery when it does finally arrive late in 1993 or early in 1994:



       Defense budget cuts will continue to reduce employment in the aerospace industry while the major impacts of previously announced military base closings will be felt mainly in the 1993-95 period.



       The construction and real estate sectors face a variety of obstacles, including huge oversupplies of commercial office, retail and hotel space, constraints on traditional financial institutions relative to real estate lending and a painful adjustment in the upper half of the housing market.



       California based industries, such as high technology manufacturing are looking increasingly to lower cost areas of the nation and the world when considering expansion sites. The factor may already be impeding the State's recovery.



       Export markets are unlikely to provide much support to the State's economy in 1993. Japan, Western Europe, Canada and Mexico are all affected by the global slowdown and California has a disproportionate share of export oriented jobs in manufacturing and other industries as well.

       Cost containment efforts are "downsizing" are continuing in a variety of service producing industries, including finance, transportation, utilities and wholesale and retail trade.



       The construction industry is projected to see only modest improvement in homebuilding to perhaps 115,000 units from 1992's estimated 95,000 unit volume. Even 1944's 144,000 figure is a far cry from the quarter million unit years of the lats 1980s.



       With continued weakness in aerospace construction and export California recovery will depend on national economic growth and the gradual completion of the restructuring of the state's services economy. Eventually - by late 1993 or early 1994 - underlying national growth trends should be sufficient to offset the diminishing negative effects of defense cuts, real estate imbalances and sluggish export markets. Specifically, the Governor's Budget projects further, albeit modest declines in employment over the first half of 1993, stabilization in the second half of the year with an upturn finally underway by the end of 1993 or early 1994. On a year average basis, however, wage and salary employment is expected to decline by about 1% in 1993 compared to 1992's drop of slightly more than 2% and 1991's 3% fall. In 1994, the number of jobs is expected to increase by over 1%.



       The State's unemployment rate which first broke into double digits in November 1992, is expected to remain near 10% throughout 1993, reflecting continued labor force growth against stagnant employment. In 1994, the rate is expected to fall slow to 9.5% on an annual average basis.


                  RISK FACTORS OF CONCENTRATING IN CONNECTICUT


       The following concerns the risks of concentrating investments in obligations of the State of Connecticut ("State") and its political subdivisions, duly constituted authorities and corporations.



       Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since 1984 while nonmanufacturing employment has risen significantly. From 1970 to 1992, manufacturing employment has declined 30.8% while the number of persons employed in service-related industries, such as trade, government, health, education, recreation, utilities, finance, insurance, transportation, and real estate increased 60.8%. Although agriculture remains significant to Connecticut, the amount of land devoted to farming has declined over time. These trends are expected to continue in the future. Tourism and summer residency are also economic factors.



       Manufacturing has traditionally been of prime economic importance to Connecticut and remains the State's single most important economic activity. The manufacturing industry is diversified, with transportation equipment (primarily commercial and defense related) the dominant industry, followed by fabricated metal products, non-electrical machinery and electrical machinery. Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past ten years Connecticut has generally ranked from 6th to 11th among all states in total defense contracts awards, receiving 2.8% of all such contracts in 1992. On a per capita basis, defense awards to Connecticut have been among the highest in the nation. In recent years, the federal government has reduced defense-related spending and this trend is expected to continue. Both United Technologies Corporation and General Dynamics Corporation's Electric Boat Division have announced substantial labor force reduction. Any further decline in the federal defense budget could have a detrimental affect on the Connecticut economy.



       The industrial activity of the State is concentrated in two regions.
The first, the Naugatuck Valley extends from Bridgeport north through Ansonia and Waterbury to Torrington, and has a high proportion of heavy industry. The second, a belt extending from Hartford southwest through New Britain, Middleton and Meriden to New Haven, is typified by highly skilled precision metal products manufacturing. In addition, certain large submarine building activity and chemical production exist in the Groton area.



       Hartford, the capital of Connecticut, is a center of the insurance industry and a major service center for business and commerce. The southwestern portion of the State benefits from its proximity to New York City, with a substantial amount of suburban commutation to New York. An important factor in Connecticut's overall economic and employment picture is the influx of major business organizations that are relocating corporate headquarters or executive offices in Connecticut. Major employers in Connecticut include United Technologies Corporation, General Dynamics Corporation, Aetna Life and Casualty Company, The Travelers Insurance Company and Yale University.



       The budget adopted by the General Assembly for fiscal 1993-94 projects General Fund operations of $7,690.1 million and estimated General Fund revenues of $7,695.3 million. The State Comptroller's monthly report for November 1993, which is required by Section 3-115 of the Connecticut General Statutes, reflects a surplus of $62.9 million. No assurance can be given that the financial assumptions utilized in the 1993-94 budget will be accurate and that there will not be subsequent changes to the budget.



       On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional statutory definitions of general budget expenditures.



       In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes was a four year gradual rate reduction to the Corporation Business Tax based on income. Additionally, the interest rate for late payment of the Corporation Business Tax was reduced and additional tax credits, including a research and development tax credit, were created. In addition, several Sales Tax exemptions were added which include, among others, amusements and recreation, certain tax preparation services and car washes.



       Although the State recorded General Fund surpluses in its fiscal years 1985 through 1987, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million, and $19.7 million, respectively. The Comptroller's monthly report for the period ended August 31, 1994 stated that on a GAAP basis the cumulative deficit is $531 million for fiscal 1994-95. S&P, Moody's and Fitch currently rate Connecticut's bonds AA-Aa and AA+, respectively.



       There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the ability of Connecticut issuers or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder.


                 RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS


       The following concerns the risks of concentrating investments in obligations of the Commonwealth of Massachusetts and its political subdivisions, duly constituted authorities and corporations.



       There has been a significant improvement in the Massachusetts unemployment rate since 1975 when it was 12 percent. The state has recovered well from the decline of the apparel, textile and leather industries. Its employment mix is now particularly strong in high technology, military contractors, financial services, and education. In 1992, 33% of the work force was in the service sector.



       Boston is the transportation and commercial center for New England. It has an improving seaport and extensive railroad and trucking facilities, and its Logan International Airport is the tenth busiest airport in the United States. Boston is also a substantial world financial center, the home of major banking, insurance, mutual fund and investment institutions. The concentration of educational institutions in Boston, and Massachusetts generally, has contributed greatly to the growing strength of the Massachusetts economy.



       Between 1991 and 1992, the state has lost 22,900 manufacturing jobs, from 485,000 to 462,100 (4.7%), and the unemployment rate in January 1994 was 7.2% while the United States unemployment rate was 6.7%. Increasing unemployment claims have also caused a deficit in the unemployment compensation trust fund of $120 million as of December 31, 1993. Between January 1993 and November 1993, 2,547 businesses failed; a slight decrease of 273 (9.68%) from the same period in 1992. Further, it is estimated by the Defense Budget Project that civilian defense related employment will decline to 90,000 in 1993 from 107,000 in 1990. In addition, per capita personal income is currently growing at a rate lower than the national average.



       On January 21, 1994, the Governor submitted a fiscal 1995 budget recommendation of approximately $16,139 billion. The recommended spending level is approximately $423.8 million, or 2.7% over fiscal 1994's estimated state spending level of $15.716 billion, exclusive of certain interfund transfers. Proposed revenues for fiscal 1995 would exceed proposed expenditures by approximately $1.5 million. The Governor's budget recommendation is based on a tax revenue estimate of $11.226 billion, an increase of approximately $532 million, or 5.0%, from estimated fiscal 1994 tax revenues of $10,694 billion. The Governor's fiscal 1995 budget submission also proposes tax reductions aggregating $105 million, which includes a reduction in the income tax rate from 5.95% to 5.85%, an increase in certain income tax exemptions and an increase in the no-tax threshold for low-income taxpayers.



       The Governor's recommendation projects a fiscal 1995 ending balance of approximately $383.4 million, of which approximately $325.0 million will be in the Stabilization Fund. The Governor's budget recommendation is based on a tax revenue estimate of $11.226 billion, an increase of approximately $532 million, or approximately 5.0%, as compared to estimated fiscal 1994 tax revenues of $10.694 billion. The Governor's fiscal 1995 budget submission also proposes tax reductions aggregating $105 million in fiscal 1995, which include a reduction in the income tax rate from 5.95% to 5.85%, an increase in certain income tax exemptions and an increase in the no-tax status threshold for low-income taxpayers. The fiscal 1995 revenue estimate of $11.226 billion is net of the $105 million tax reduction proposal. The annualized impact of these reductions is estimated to be approximately $270 million.



       Under the Governor's budge recommendation, non-tax revenues and estimated to increase to approximately $4.915 billion in fiscal 1995, an increase of approximately $73.19 million, or 1.5%, over estimated non-tax revenues for fiscal 1994. Such non-tax revenues would include $125 million from a new video poker game and water-based gambling to be run by the State Lottery Commission, which are proposed in the Governor's budget recommendation.



       There can be no assurance that general economic difficulties or the financial circumstances of Massachusetts or its political subdivisions will not adversely affect the ability of Massachusetts issuers or obligors of State, municipal and public authority obligations to meet those obligations.


                   RISK FACTOR OF CONCENTRATING IN NEW JERSEY


       The following discusses the risks of concentrating investments in obligations of the State of New Jersey ("State") and its political subdivisions, duly constituted authorities and corporations.



       New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,050 persons per square mile, it is the most densely populated of all the states. The State's economy is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.



       After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into an economic slowdown well before the onset of the national recession which officially began in 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of young persons from the "baby bust" generation born in the late 1960s and early 1970s, entering the labor force.



       By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the services sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking. Reflecting the downturn, the rate of unemployment in the State rose from a peace time low of 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992 the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% in the United States.



       Unemployment in the State has been declining since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey shows joblessness dropping to an average of 8.4% during the fourth quarter of 1992, to an average of 7.8% in the first quarter of 1993 before declining to 6.9% in June 1993. Although June's drop is probably a statistical aberration, the trend in these numbers shows that conditions in the labor market have been slowly improving.



       Prospects for New Jersey are favorable, although a return to pace of the 1980s is highly unlikely. Although growth is expected to be slower than in the nation, the local advantages that have served the State well for many years will remain. Structural changes that have been going on for years can be expected to continue, with job creation primarily in the services sector.


                   RISK FACTORS OF CONCENTRATING IN NEW YORK

       The following concerns the risks of concentrating investments in obligations of New York and its political subdivisions, duly constituted authorities and corporations.

       The financial condition of New York State ("State") may be affected by various financial, social economic and political factors. Those factors can be complex, may vary from fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. The information set forth below concerns the financing activities of the State, the activities of the State's authorities and public benefit corporations (the "Authorities"), the financial condition and projections of the Metropolitan Transit Authority ("MTA"), the financial condition of The City of New York (the "City"), and certain information relating to the State's other localities. Adverse developments affecting the State's financing activities, the Authorities, the MTA, the City or other localities could adversely affect the State's financial condition.

STATE FINANCING ACTIVITIES

       There are a number of methods by which the State may incur debt. In addition to tax and revenue anticipation notes, the State may issue general obligation bonds and notes in anticipation of such bonds. Except for certain general obligation bonds that may be issued for specifically enumerated emergency purposes, all general obligation bonds must be authorized by the voters. The State may also, pursuant to specific constitutional authorization, directly guarantee certain Authority obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

       The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The Authority's debt is secured by project revenues and statutory provisions for the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financial arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to cover debt service and amortization of the obligations through the receipt of rental or other contract payments made by the State. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking to make payments to an authority, municipality, or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

       The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Service on behalf of several State departments and agencies and in the issuance of certificates of participation which represent proportionate interests in lease payments to be paid by the State, acting by and through the Commissioner of the Commissioner of the Office of Mental Health of the State of New York.


       Payments for principal and interest due on general obligation bonds, interest due on tax and revenue anticipation notes, and contractual-obligation and lease-purchase payments are estimated to be $2.167 billion in the aggregate for the State's 1993-94 fiscal year and are projected to be $2.459 billion in the aggregate for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992, to the extent that such interest is to be paid from an escrow fund established with proceeds of such Refunding Bonds, or the State's installment payments relating to the issuance of certificates of participation.


       The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

       In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York, ("MAC"), created to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York Sales Tax for the Benefits of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, local assistance payments otherwise payable to the City.


       The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.


       The State Financial Plan is based upon forecasts for national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

AUTHORITIES

       The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993, of which approximately $7.7 billion was moral obligation debt and approximately $19.3 billion was financed under lease-purchased or contractual-obligation financing arrangements.

       Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory room and housing. In recent years, however the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The operating assistance is expected to continue to be required in future years.

       The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The Housing Finance Agency ("HFA") and the Urban Development Corporation ("UDC") have in the past required substantial amounts of assistance from the State of meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstance to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

METROPOLITAN TRANSPORTATION AUTHORITY ("MTA")

       The MTA oversees the operation of New York City's subway and bus lines by the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "Transit Authority" or the "TA"). Through its subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies.

OTHER LOCALITIES

       Certain localities in addition to New York City could also have financial problems leading to requests for additional State assistance during the State's 1993-94 and 1994-95 fiscal years and thereafter. The potential impact on the State of such request by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

       Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

CERTAIN MUNICIPAL INDEBTEDNESS

       Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1992 the total indebtedness of all localities in the State was approximately $35.2 billion, of which $19.5 billion was debt of New York City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

       In 1992, an unusually large number of local government units requested authorization for deficit financing. According to the Comptroller, nine local government units were authorized to issue deficit financing in the aggregate amount of $131.1 million, including Nassau County for $65 million in six-year deficit bonds and Suffolk County for $36 million in six-year deficit bonds.
The current session of the Legislature may receive as many or more requests for deficit-financing authorizations as a result of deficits previously incurred by local governments. The Comptroller has indicated that the level of deficit financing requests in 1992 was unprecedented, since in 1993 only five localities were authorized to issue only $5.5 million in deficit financing indebtedness.

       Certain proposed federal expenditure reductions would reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State should be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

THE CITY OF NEW YORK

       The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance form the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

       In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City.
The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

       The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

       Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

       On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, they noted that budget imbalance is likely to be greater than the City projected on November 23, 1993 by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issues such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of Reserve New York Tax-Exempt Trust-New York Fund and Reserve Tax-Exempt Trust - Connecticut, Massachusetts, California and New Jersey Funds:

      We have audited the accompanying statements of net assets of Reserve New York Tax-Exempt Trust-New York Fund and the Connecticut, Massachusetts, California and New Jersey Funds (four of the series constituting Reserve Tax-Exempt Trust) and the statements of assets and liabilities of the Connecticut and California Funds, as of May 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the respective Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reserve New York Tax-Exempt Trust-New York Fund and the Connecticut, Massachusetts, California and New Jersey Funds of Reserve Tax-Exempt Trust as of May 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
New York, New York
June 23, 1995

                RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK FUND
                     STATEMENT OF NET ASSETS--MAY 31, 1995

                                                                                                    PRINCIPAL
                                                                                   MATURITY           AMOUNT              VALUE
DESCRIPTION OF SECURITY                                                              DATE         (IN THOUSANDS)        (NOTE 1)
-----------------------                                                            --------       --------------        --------
Akron Central School District BAN, 5%                                              9/13/1995           $2,000          $2,072,815
Babylon IDA for General Microwave Corporation, 3.40% (a)                           10/1/1999            1,800           1,806,305
Bleecker HDC Terrace Apt Project S85, 4.40% (a)                                     7/1/2015            2,590           2,610,907
Buffalo RAN, 5%                                                                    7/12/1995            3,000           3,075,714
Cattaragus County IDR for Park Centre Development Project, 4.90% (a)                1/1/2000              665             670,931
Chautauqua County IDR for Greater Buffalo Press Project, 4.15 % (a)                 1/1/2000            1,700           1,713,003
Commack Union Free School District TAN, 4.25%                                      6/30/1995            1,800           1,866,405
Deer Park Union Free School District TAN, 4.25%                                    6/28/1995            2,000           2,078,933
Dutchess County IDR for M&R Associates Series 1984, 3.80% (a)                      12/1/2002              420             424,115
Eagle Tax-Exempt Trust Certificates of Participation Series 1994 C2,
      4.20% (a)                                                                    6/15/2018            3,000           3,058,380
Guilderland IDA for North Eastern Industrial Park Series 1993 A,
      3.40% (a)                                                                    12/1/2008            3,700           3,713,472
Hempstead BAN Series D, 4.50%                                                      8/17/1995            3,000           3,109,685
Islip BAN, 4.50%                                                                   8/22/1995            2,000           2,071,506
Jefferson County IDA for Watertown Carthage, 4.22% (a)                             12/1/2012            3,500           3,512,544
Liverpool Central School District BAN,3.65%                                        6/23/1995              900             930,147
Metropolitan Transportation Authority Commuter Facilities Revenue Bonds
      Series 1991, 3.35% (a)                                                        7/1/2021            5,500           5,519,386
Monroe County BAN Series B, 4.35%                                                   6/9/1995              860             884,354
Montgomery County IDR for Service Merchandise Co., 4.15% (a)                      12/31/2024            1,600           1,603,093
Nassau County BAN Series D, 4.75%                                                  8/15/1995            1,000           1,036,085
Nassau County GOB, 5.625%                                                         10/15/1995            1,380           1,396,550
New York City Custodial Receipts Series A31, 4.85% (a)                              8/1/2001            4,000           4,062,208
New York City GOB Series A4, 4.20% (a)                                              8/1/2021            1,100           1,104,016
New York City GOB Series A7, 4.50% (a)                                              8/1/2020            1,900           1,907,158
New York City GOB Series A9, 4.10% (a)                                              8/1/2018            1,800           1,806,751
New York City GOB Series A10, 4.10% (a)                                             8/1/2016            2,000           2,007,501
New York City GOB Series B6, 4.45% (a)                                             8/15/2005            1,000           1,003,818
New York City GOB Series C, 4.20% (a)                                               8/1/1995              600             602,218
New York City GOB Series C, 4.20% (a)                                               8/1/1996              200             200,739
New York City GOB Series C4, 4.20% (a)                                              8/1/1996            2,300           2,308,504
New York City GOB Series C4, 4.20% (a)                                              8/1/1997            2,400           2,408,873
New York City GOB Series C5, 4.20% (a)                                              8/1/1998              200             200,739
New York City GOB Series C5, 4.20% (a)                                              8/1/2000              300             301,109
New York City GOB Series C-99, 4.20% (a)                                            8/1/1999              300             301,109
New York City GOB Series D, 4.10% (a)                                               8/1/1995            1,100           1,104,010
New York City GOB Series E2, 4.10% (a)                                              8/1/2020            2,300           2,308,494
New York City GOB Series E2, 4.10% (a)                                              8/1/2021              300             301,108
New York City GOB Series E3, 4.20% (a)                                             5/15/1997              300             301,109

                                                                                                   PRINCIPAL
                                                                                    MATURITY         AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                               DATE       (IN THOUSANDS)        (NOTE 1)
-----------------------                                                             --------     --------------        --------
New York City GOB Series E4, 4% (a)                                                 8/1/2022          $   600         $   602,165
New York City GOB Series E5, 4.10% (a)                                              8/1/2009              300             301,108
New York City GOB Series E5, 4.10% (a)                                              8/1/2010              700             702,585
New York City GOB Series E5, 4.10% (a)                                              8/1/2016              200             200,739
New York City GOB Series E5, 4.10% (a)                                              8/1/2017              600             602,216
New York City GOB Series E5, 4.10% (a)                                              8/1/2018            1,300           1,304,801
New York City GOB Series E5, 4.10% (a)                                              8/1/2019              300             301,108
New York City GOB Series 95B, 4.45% (a)                                            8/15/2022            1,100           1,104,200
New York City HDC for Carnegie Park Project, 4.50% (a)                             12/1/2016            1,410           1,426,507
New York City HDC for Columbus Green Project, 4.50% (a)                            12/1/2009              900             910,536
New York City HDC for Parkgate Tower, 3.50% (a)                                    12/1/2007            3,365           3,376,985
New York City HDC for 96th Street Project 1990 Series A, 3.70% (a)                  8/1/2015            4,800           4,817,560
New York City IDR for Calhoun School, Inc. Project, 3.70% (a)                       5/1/2020            1,300           1,304,238
New York City RAN, 4.75%                                                           6/30/1995            2,000           2,075,771
New York State BAN Series Q, 4.10%                                                 7/11/1995            2,000           2,005,167
New York State ERD/PCR for New York State Electric and Gas Series
      85B, 4.10% (a)                                                              10/15/2015            2,000           2,010,082
New York State ERD/PCR for Orange Rockland Utilties, 3.35% (a)                     10/1/2014            1,000           1,003,578
New York State ERD/PCR for Rochester Gas and Electric Corporation,
      3.90% (a)                                                                    10/1/2014            3,000           3,009,937
New York State ERD/PCR for LILCO Series 85B, 4.70% (a)                              3/1/2016            3,000           3,035,250
New York State HFR for Liberty View Apartments Project, 3.85% (a)                  11/1/2005            3,350           3,362,698
New York State Job Development Authority Series F, 4.10% (a)                        3/1/1999              670             672,333
New York State Local Government Assistance Revenue Bonds Series
      1993 A, 3.30% (a)                                                             4/1/2022            5,600           5,619,500
New York State Mortgage Agency Revenue Anticipation Warrants
      12th Series, 4.50% (a)                                                       10/1/2012            5,470           5,511,032
North Hempstead Solid Waste Management Authority
 Series 93 A, 3.35% (a)                                                             2/1/2012            2,000           2,007,159
Oneida School District BAN Series 1994, 4%                                         6/16/1995            2,070           2,149,668
Onondaga County IDR for Edge Comb Metals Project, 3.90% (a)                        11/1/2009            1,100           1,104,139
Onondaga County IDR for McLane Co. Project, 4.40% (a)                              11/1/2004            3,260           3,273,669
Onondaga County IDR for Pass and Seymour, Inc. Project, 4.20% (a)                  6/15/1997            1,900           1,903,717
Puerto Rico Government Development Bank, 4%                                        6/13/1995            3,000           3,004,932
Puerto Rico Municipal Finance Loan Repayment Revenue Bonds for
      Series A, 4.75%                                                               7/1/1995            1,000           1,020,409
Rochester BAN Series 1, 5.25%                                                      3/12/1996            2,000           2,033,366
Sachem Central School District TAN, 4.375%                                         6/29/1995            2,000           2,080,181
Sachem Central School District TAN, 4.50%                                          6/29/1995            2,000           2,082,586
Suffolk County TAN, 5.25%                                                          8/15/1995            2,000           2,044,872
Suffolk County TAN, 4.50%                                                          9/14/1995            2,000           2,064,435
Syracuse IDR for General Accident Insurance Co. Project, 4.25% (a)                 12/1/2003            4,550           4,646,688

                                                                                                     PRINCIPAL
                                                                                    MATURITY          AMOUNT              VALUE
DESCRIPTION OF SECURITY                                                               DATE        (IN THOUSANDS)        (NOTE 1)
-----------------------                                                             --------      --------------        --------
Triboro Bridge and Tunnel Authority Special Obligation Revenue Bonds
      Series 1994, 3.30% (a)                                                        1/1/2024           $2,200          $2,207,781
Westchester County IDR for M and F Associates Project, 4.90% (a)                    7/1/2000            2,000           2,017,839
Westchester County TAN, 5%                                                        12/14/1995            2,000           2,034,072
William Floyd Union Free School District TAN, 4.75%                                6/30/1995            4,000           4,108,450
Wyoming County IDR for KN Aronson Inc. Project, 4.58%                               8/1/1995            1,000           1,004,111
Yonkers IDR for Consumers Union facility, 3.25% (a)                                 7/1/2024            1,000           1,003,263
                                                                                                                     ------------

Total New York Fund Investments (99.69%) (Cost $150,713,697)                                                          152,435,227
Other assets, less liabilities (.31%)                                                                                     470,741
                                                                                                                     ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 152,905,968 shares of
beneficial interest of $.001 par value outstanding                                                                   $152,905,968
                                                                                                                     ============

(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.





                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE TAX-EXEMPT TRUST--CONNECTICUT FUND
                     STATEMENT OF NET ASSETS--MAY 31, 1995

                                                                                                     PRINCIPAL
                                                                                    MATURITY          AMOUNT               VALUE
DESCRIPTION OF SECURITY                                                               DATE        (IN THOUSANDS)          (NOTE 1)
-----------------------                                                             --------      --------------          --------
Connecticut DAI for Allen Group Inc., 4.15% (a)                                     2/1/2013           $  800          $  802,820
Connecticut DAI for Conco Medical Co. Project Series 85, 3.90% (a)                 11/1/2005              400             401,319
Connecticut DAI for General Accident Insurance Co., 4.25% (a)                      12/1/2013            1,700           1,736,125
Connecticut DAI for Jewish Community Center of Greater New Haven,
      3.70% (a)                                                                     9/1/2017              300             300,882
Connecticut DAI for Martin Brower Corp. Series 1985, 3.20% (a)                      5/1/2005              370             371,284
Connecticut DAI for Rafferty Brown Steel Co. Project Series 85,
      4.41% (a)                                                                     7/1/1995              700             702,622
Connecticut DAI for Regional YMCA Project, 4.40% (a)                                6/1/2008              462             463,726
Connecticut DAI for Trudy Corporation Project, 4.10% (a)                            9/1/2009              600             602,089
Connecticut DAI for Zotos International Project, 4.35% (a)                         12/1/2004            1,190           1,194,396
Connecticut Development Authority Airport Facilities Industrial
      Revenue Bonds for RK Bradley Hotel Association, 4.05% (a)                    12/1/2020            1,200           1,204,772
Connecticut Development Authority Health Care Revenue Bonds for
      Independent Living Project 1990 Series, 3.45% (a)                             7/1/2015            1,145           1,149,210
Connecticut Development Authority PCR for Central Vermont Public
      Service, 3.85% (a)                                                           12/1/2015            1,200           1,203,924
Connecticut Development Authority PCR for Connecticut Light and
      Power Project Series 1993a, 3.40% (a)                                         9/1/2028            1,300           1,304,840
Connecticut Development Authority PCR for Western Massachusetts
      Electric Co., 3.75% (a)                                                       9/1/2028            1,200           1,204,396
Connecticut GOE Series B, 3.55% (a)                                                 6/1/1996            1,300           1,304,828
Connecticut HEF for Bridgeport Hospital Series B, 3.45% (a)                         7/1/2025            1,000           1,003,249
Connecticut HEF for Charlotte Hospital Series B, 4.10% (a)                          7/1/2010              300             301,145
Connecticut HEF for Kingswood Oxford School Issue Series A, 4.40% (a)               2/1/2009              700             702,616
Connecticut HEF for Pomfret School Issue Series A, 3.55% (a)                        7/1/2024            1,385           1,389,756
Connecticut HEF for Yale New Haven Hospital Series E, 8.60% (a)                     7/1/1999              200             211,914
Connecticut State Special Assessment Unemployment Compensation
      RAW, Series C, 3.85% (a)                                                    11/15/2001            2,000           2,032,119
Connecticut State Special Assessment Unemployment Compensation
      Revenue Bonds Series 1993B, 3.65% (a)                                        11/1/2001            1,000           1,003,771
Connecticut State Special Tax Transportation Infrastructure
      Revenue Bonds, 3.40% (a)                                                     12/1/2010              900             903,565

                                                                                                   PRINCIPAL
                                                                                    MATURITY         AMOUNT               VALUE
DESCRIPTION OF SECURITY                                                               DATE       (IN THOUSANDS)          (NOTE 1)
-----------------------                                                             --------     --------------          --------
Glastonbury BAN, 4.25%                                                             6/15/1995           $1,000          $1,020,535
Hartford Redevelopment Agency MHR for Underwood Towers Project,
      4.10% (a)                                                                     6/1/2020            1,300           1,304,960
Norwich BAN, 4.65%                                                                 10/5/1995              210             216,680
Puerto Rico Industrial, Medical, Higher Education and Environmental
      RAW for Reynolds Metals, 4% (a)                                               9/1/2013              700             707,171
Redding BAN, 4.32%                                                                10/25/1995              500             513,225
Shelton BAN, 4.50%                                                                 8/15/1995            1,000           1,013,887
                                                                                                                      -----------

Total Connecticut Fund Investments (98.67%) (Cost $26,073,542)                                                         26,271,826
Other assets, less liabilities, (1.33%)                                                                                   354,132
                                                                                                                      -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                       $26,625,958
and redemption prices per share on 26,625,958 shares of                                                               ===========
beneficial interest of $.001 par value outstanding

------------------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.





                       SEE NOTES TO FINANCIAL STATEMENTS.

                  RESERVE TAX-EXEMPT TRUST--MASSACHUSETTS FUND
                     STATEMENT OF NET ASSETS--MAY 31, 1995

                                                                                                     PRINCIPAL
                                                                                    MATURITY          AMOUNT              VALUE
DESCRIPTION OF SECURITY                                                               DATE        (IN THOUSANDS)         (NOTE 1)
-----------------------                                                             --------      --------------         --------
Billerica Federal Aid RAN, 4.48%                                                   7/24/1995           $  324          $  329,317
Framingham IDA for Perini Corp., 3.60% (a)                                         9/30/2005              300             301,141
Lincoln BAN, 4%                                                                     7/6/1995              400             414,577
Massachusetts Bay Transit Authority 1995 Series A GOB, 5.50%                        3/1/1996              700             714,429
Massachusetts Bay Transportation Authority General Transit System
      84-A RAW, 4.40% (a)                                                           3/1/2014              500             505,500
Massachusetts Dedicated Income Tax Bonds Series B, 4.15% (a)                       12/1/1997              200             200,726
Massachusetts Dedicated Income Tax Bonds Series D, 4.15%                            6/1/1995              100             100,363
Massachusetts Dedicated Income Tax Bonds Series E, 4.15% (a)                       12/1/1997              300             301,090
Massachusetts GOB, 5%                                                              6/15/1995              700             718,645
Massachusetts HEF for Capital Asset Program Series G-1, 3.20% (a)                   1/1/2019              300             300,961
Massachusetts HEF for Boston University Series H, 4.10% (a)                        12/1/2015              400             402,471
Massachusetts HEF for Capital Asset Program Series E, 3.60% (a)                     1/1/2035              400             401,437
Massachusetts HEF for Harvard University, 3.50% (a)                                 8/1/2017              200             200,696
Massachusetts HEF for Harvard University, 3.50% (a)                                 2/1/2016              187             187,651
Massachusetts HEF for Mount IDA College Series A, 3.75% (a)                         7/1/2018              500             501,611
Massachusetts HEF for Wellesley College Series E, 3.10% (a)                         7/1/2022              400             401,388
Massachusetts HEF for Williams College Series E, 3.40% (a)                          8/1/2014              800             802,907
Massachusetts IDA for KRH Rolls Inc. Project Series 1988, 4.15% (a)                 5/1/2006              400             402,937
Massachusetts Municipal Wholesale Electric Series 1994 C, 3.45% (a)                 7/1/2019              400             401,439
Puerto Rico Municipal Finance Agency Series A RAW, 4.75%                            7/1/1995              750             765,307
Saugus BAN, 4.50%                                                                  8/24/1995              535             548,030
Winchester GOB, 5.75%                                                               7/1/1995              400             410,380
Yarmouth RAN, 4.24%                                                                 9/5/1995              700             707,343
                                                                                                                      -----------

Total Massachusetts Fund Investments-(98.54%) (Cost $9,919,550)                                                        10,020,346
Other assets, less liabilities - (1.46%)                                                                                  148,639
                                                                                                                      -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                       $10,168,985
and redemption price per share on 10,168,985 shares of beneficial                                                     ===========
interest of $.001 par value outstanding.


------------------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE TAX-EXEMPT TRUST--CALIFORNIA FUND
                    STATEMENT OF NET ASSETS--MAY 31, 1995

                                                                                                     PRINCIPAL
                                                                                    MATURITY          AMOUNT              VALUE
DESCRIPTION OF SECURITY                                                               DATE        (IN THOUSANDS)         (NOTE 1)
-----------------------                                                             --------      --------------         --------
Anaheim Certificate of Participation, 3.50% (a)                                     8/1/2019          $   350          $  354,507
California HFA for Sutter Health Series 1990 B, 4.20% (a)                           3/1/2020              600             602,181
California PCR for Pacific G&E, 4.05% (a)                                          11/1/2008              400             401,331
California RAN Series A, 5%                                                        6/28/1995            1,000           1,041,513
California State RAW Series C, 5.75%                                               4/25/1996              600             635,750
Irvine Ranch Water District Waterworks Bonds Elections 1988,
      4.25% (a)                                                                   11/15/2013              200             200,754
Lancaster MHR for Westwood Park Apartments 1985, 4% (a)                            12/1/2007              500             501,915
Los Angeles Community Redevelopment Agency for Baldwin Hills,
      3.60% (a)                                                                    12/1/2014              400             401,382
Los Angeles for Promenade Towers Series 1989, 4.30% (a)                             4/1/2009              400             403,106
Los Angeles Metropolitan Transporation Authority IDA for General
      Revenue Union Station Gateway Series 1995A, 4.30% (a)                         7/1/2025              700             702,647
Los Angeles TRAN, 4.50%                                                            6/30/1995              400             416,635
Orange County Apartment Development Revenue Bonds Issue A of
      1991, the Lakes Project 3.85%, Letter of Credit with Citibank (a)            12/1/2006              500             501,877
Orange County Sanitation District Capital Improvement Program
      1990-92, 4.50% Letter of Credit with National Westminster (a)                 8/1/2015              200             200,805
Pico Rivera Community Redevelopment Agency for Rainer Fund Crossroads
      Plaza Project, 3.55% (a)                                                     12/1/2010              500             501,737
Puerto Rico Development Bank, 4%                                                   6/13/1995            1,000           1,001,644
San Diego MHR for Series 88A, 5.85% (a)                                            12/1/2007              790             801,649
Santa Ana HDC for Mercury S&L, 4.275% (a)                                          11/1/2005              500             503,930
Santa Clara Power Electric Revenue Bonds Series 85C, 3.40% (a)                      7/1/2010              300             301,081
Upland MHR Community Redevelopment Bonds, 4.40% (a)                                 3/1/2014              200             202,277
Upland MHR Community Redevelopment Bonds Series B, 4.40% (a)                        3/1/2014              100             101,139
West Covina TRAN, 4.50%                                                            8/31/1995              500             518,685
                                                                                                                      -----------

Total California Fund Investments (92.87%) (Cost $10,149,136)                                                          10,296,545
Other assets, less liabilities (7.13%)                                                                                    791,067
                                                                                                                      -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                       $11,087,612
and redemption prices per share on 11,087,612 shares of                                                               ===========
beneficial interest of $.001 par value outstanding


(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE TAX-EXEMPT TRUST--NEW JERSEY FUND
                     STATEMENT OF NET ASSETS--MAY 31, 1995

                                                                                                     PRINCIPAL
                                                                                    MATURITY          AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                               DATE        (IN THOUSANDS)        (NOTE 1)
-----------------------                                                             --------      --------------        --------
Bayonne Temporary Notes, 4.35%                                                     9/15/1995         $    900          $  926,196
Bloomingdale GOB, 5.50%                                                            3/22/1995              110             112,115
Brick Township General Improvement Bonds, 5.35%                                     3/1/1996              330             336,410
Clifton BAN, 3.68%                                                                 6/30/1995              500             516,752
Dover General Improvement Bonds Series A, 5.40%                                    3/15/1996              400             407,288
Engelwood RAN, 3.87%                                                               7/19/1995              300             309,723
Ewing Township BAN, 5.04%                                                         10/27/1995              695             707,404
Jersey City School Promissory Notes, 5.125%                                         3/8/1996              500             507,551
Montvale TAN, 4.40%                                                                 1/9/1996              500             503,350
New Jersey EDA for Economic Growth Bond Series F, 4% (a)                            8/1/2014              840             843,090
New Jersey EDA for IMTT Dock, 4.10% (a)                                            12/1/2027            1,700           1,706,160
New Jersey EDA for IMTT Dock, 4.15% (a)                                            12/1/2027              700             702,566
New Jersey EDA for St. Peters School Series 1995, 4.10% (a)                         1/1/2010            1,375           1,380,159
New Jersey EDA for Volvo of American Corp, 4.708% (a)                              12/1/2004            1,700           1,719,981
New Jersey Economic Recovery Notes, 4.45% (a)                                       8/1/2008            1,000           1,004,044
New Jersey GOB Series D, 4.20%                                                     2/15/1996              170             172,102
New Jersey TRAN Series A, 5%                                                       6/15/1995            1,600           1,639,088
New Jersey TRAN, 4.35%                                                             6/14/1995            1,000           1,001,788
New Jersey Turnpike Authority Series 91D, 3.25% (a)                                 1/1/2018              700             710,459
Newark State Aid School Bonds, 8.50%                                               10/1/1995              435             447,558
North Brunswick BAN, 4.50%                                                         8/16/1995              500             503,742
Puerto Rico Building Authority Public Education and Health Facilities
      Series E & F, 8.60% (a)                                                       7/1/1997              250             264,856
Puerto Rico Industrial, Medical, Higher Education and Environmental
      PCR Facilities Finance Authority, 3.50% (a)                                  12/1/2015              800             802,915
Puerto Rico Pre-Refunded Electrical Power Authority Series J, 9% (a)                7/1/2005              205             219,580
Saddle Brook BAN, 4.30%                                                            6/16/1995              500             504,538
Union County BAN, 4.71%                                                            6/30/1995              500             511,801
Voorhees BAN Series D, 4.30%                                                        6/1/1995              300             307,920
                                                                                                                     ------------

Total New Jersey Fund Investments (86.86%) (Cost $18,541,798)                                                          18,769,136
Other assets, less liabilities, (13.14%)                                                                                2,838,114
                                                                                                                     ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 21,607,250 shares of
beneficial interest of $.001 par value outstanding                                                                    $21,607,250
                                                                                                                      ===========

------------------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SECURITY TYPE ABBREVIATIONS:


BAN -      Bond Anticipation Notes
DAI -      Development Authority Industrial Development Refunding Bonds
EDA -      Economic Development Authority Revenue Bonds
ERD -      Energy Research and Development Authority
GOB -      General Obligation Bonds
GOE -      General Obligation Economic Recovery Notes
HDC -      Housing Development Corporation Bonds
HEF -      Health and Educational Facilities Revenue Bonds
HFA -      Health Facilities Authority Revenue Bonds
HFH -      Housing Finance Authority Housing Mortgage Finance Program Bonds
HFR -      Housing Finance Agency Revenue Bonds
IDA -      Industrial Development Authority Revenue Bonds
IDR -      Industrial Development Agency Revenue Bonds
MHR -      Multifamily Housing Revenue Bonds
PCR -      Pollution Control Revenue Bonds
RAN -      Revenue Anticipation Notes
RAW -      Revenue Anticipation Warrants
TAN -      Tax Anticipation Notes
TRAN-      Tax & Revenue Anticipation Notes

                       RESERVE TAX-EXEMPT TRUST ("TRUST")
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1995



CALIFORNIA FUND
---------------
ASSETS:
    Investments, at value (identified cost - $10,149,136)                                                  $10,296,545
    Cash                                                                                                       791,380
                                                                                                           -----------
    Total Assets                                                                                            11,087,925
                                                                                                           -----------

LIABILITIES:
    Accrued expenses                                                                                               313
                                                                                                           -----------
    Total Liabilities                                                                                              313
                                                                                                           -----------

NET ASSETS                                                                                                 $11,087,612
                                                                                                           ===========

NET ASSETS CONSIST OF:
    Shares of beneficial interest, $.001 par value,
        unlimited number of shares authorized                                                              $    11,088
    Paid-in capital in excess of par                                                                        11,076,524
                                                                                                           -----------

NET ASSETS - Equivalent to $1.00 per share based on 11,087,612
        shares of beneficial interest outstanding                                                          $11,087,612
                                                                                                           ===========




                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1995

NEW JERSEY FUND
---------------
ASSETS:
    Investments, at value (identified cost - $18,541,798)                                                  $18,769,136
    Cash                                                                                                     2,838,724
                                                                                                           -----------
    Total Assets                                                                                            21,607,860
                                                                                                           -----------

LIABILITIES:
    Accrued expenses                                                                                               610
                                                                                                           -----------
    Total Liabilities                                                                                              610
                                                                                                           -----------

NET ASSETS                                                                                                 $21,607,250
                                                                                                           ===========

NET ASSETS CONSIST OF:
    Shares of beneficial interest, $.001 par value,
        unlimited number of shares authorized                                                              $    21,607
    Paid-in capital in excess of par                                                                        21,585,643
                                                                                                           -----------

NET ASSETS - Equivalent to $1.00 per share based on 21,607,250
        shares of beneficial interest outstanding                                                          $21,607,250
                                                                                                           ===========





                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUND) ("TRUST")

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                         NOTES TO FINANCIAL STATEMENTS


1.    SIGNIFICANT ACCOUNTING POLICIES:

      The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.

      A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into five series, Connecticut Fund, Interstate Fund, Massachusetts Fund, California Fund and New Jersey Fund. These financial statements and notes apply only to the Connecticut, Massachusetts, California and New Jersey Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.

      B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each fund's weighted average life.

      C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

      D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

      E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

      F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST")

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


2.    MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH
      AFFILIATES:

      Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.

      Also, under the current Service Agreement, RMCI was reimbursed $459,889 (New York Fund), $109,072 (Connecticut Fund), $37,309 (Massachusetts
      Fund), $15,416 (California Fund) and $34,840 (New Jersey Fund) during the year ended May 31, 1995 for expenditures made on behalf of the Trusts' for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. The manager waived management fees and expenses of $7,311, $14,913 and $494 on the Connecticut, Massachusetts and New Jersey Funds, respectively. At May 31, 1995 the New York, Connecticut, Massachusetts, California and New Jersey Funds, had accrued expenses of $4,315, $729, $237, $313 and $610, respectively, due to RMCI.

3.    DISTRIBUTION ASSISTANCE:

      Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

4.    INVESTMENT CONCENTRATION

      The New York, Connecticut, Massachusetts, California and New Jersey Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 72.88%, 86.95%, 41.17%, 65.36% and 49.34% of the New York, Connecticut, Massachusetts, California and New Jersey Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

                            STATEMENTS OF OPERATIONS
                            YEAR ENDED MAY 31, 1995



                                      RESERVE NEW YORK
                                      ----------------
                                      TAX-EXEMPT TRUST                             RESERVE TAX-EXEMPT TRUST
                                      ----------------   --------------------------------------------------------------------------
                                        NEW YORK FUND    CONNECTICUT FUND   MASSACHUSETTS FUND   CALIFORNIA FUND*   NEW JERSEY FUND*
                                       --------------    ----------------   ------------------   ---------------    ---------------
INTEREST INCOME (Note 1)                   $5,286,200         $1,344,159             $445,351            $191,243          $402,202
                                           ----------         ----------             --------            --------          --------

EXPENSES (Note 2)
     Management fee                           763,741            208,094               67,161              24,072            52,442
     Shareholder servicing,
          administration and general
          office expenses                     320,023             72,705               22,763               9,618            22,497
     Distribution assistance (Note 3)         269,772             63,147                3,476               9,469            19,207
     Equipment expense                         36,832              8,953                3,052               1,270             2,988
     Professional fees                         32,168             10,845                5,275               2,277             4,308
     Occupancy costs                           35,143              9,005                2,945               1,016             2,408
     Stationery, printing and supplies         26,131              3,900                  998                 438             2,097
     Trustee fees                               3,306              1,021                  282                  83               204
     Other expenses                             6,286              2,643                1,994                 714               338
                                           ----------         ----------             --------            --------          --------
          Total Expenses                    1,493,402            380,313              107,946              48,957           106,489
     Less: Management fees and other
          expenses voluntarily waived by
          Investment Manager                                      (7,311)             (14,913)                                 (494)
                                           ----------         ----------             --------            --------          --------
     Net Expenses                           1,493,402            373,002               93,033              48,957           105,995
                                           ----------         ----------             --------            --------          --------

NET INVESTMENT INCOME                      $3,792,798         $  971,157             $352,318            $142,286          $296,207
                                           ==========         ==========             ========            ========          ========




* The California Fund commenced operations on October 17, 1994 and the New Jersey Fund commenced operations on June 21, 1994.





                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                           RESERVE NEW YORK TAX-EXEMPT TRUST                     RESERVE TAX-EXEMPT TRUST
                                              --------------------------    --------------------------------------------------------
                                                      NEW YORK FUND             CONNECTICUT FUND              MASSACHUSETTS FUND
                                              --------------------------    --------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                               MAY 31, 1995  MAY 31, 1994   MAY 31, 1995   MAY 31, 1994   MAY 31, 1995  MAY 31, 1994
                                               ------------  ------------   -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
    Net investment income (Note 1)          $  3,792,798   $  2,383,343    $    971,157   $  2,341,947    $   352,318   $   207,245
    Dividends to shareholders                 (3,792,798)    (2,383,343)       (971,157)    (2,341,947)      (352,318)     (207,245)
                                             -----------   ------------     -----------   ------------    -----------   -----------
  FROM CAPITAL SHARE TRANSACTIONS
    (at net asset value of $1 per share):
    Net proceeds from sale of shares         592,052,007    620,779,329     114,340,212    263,061,550     58,983,470    54,742,682
    Net asset value of shares issued
      on reinvestment of dividends             3,792,798      2,383,343         971,157      2,341,947        352,318       207,245
                                            ------------   ------------    ------------   ------------    -----------   -----------
      Subtotal                               595,844,805    623,162,672     115,311,369    265,403,497     59,335,788    54,949,927
      Cost of shares redeemed               (591,325,629)  (624,560,694)   (217,378,001)  (293,826,203)   (63,991,145)  (53,430,161)
                                            ------------   ------------    ------------   ------------    -----------   -----------
  Increase (decrease) in net assets
    derived from capital share
    transactions and from investment
    operations                                 4,519,176     (1,398,022)   (102,066,632)   (28,422,706)    (4,655,357)    1,519,766

NET ASSETS:
   Beginning of year                         148,386,792    149,784,814     128,692,590    157,115,296     14,824,342    13,304,576
                                            ------------   ------------    ------------   ------------    -----------   -----------
   End of year                              $152,905,968   $148,386,792    $ 26,625,958   $128,692,590    $10,168,985   $14,824,342
                                            ============   ============    ============   ============    ===========   ===========





                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                      RESERVE TAX-EXEMPT TRUST
                                               ----------------------------------------------------------------------
                                                     CALIFORNIA FUND                     NEW JERSEY FUND
                                               ----------------------------------------------------------------------

                                                       OCTOBER 17, 1994                JUNE 21, 1994
                                                       (COMMENCEMENT OF              (COMMENCEMENT OF
                                                      OPERATIONS) THROUGH           OPERATIONS) THROUGH
                                                          MAY 31, 1995                  MAY 31, 1995
                                                      -------------------           -------------------
INCREASE IN NET ASSETS
     FROM INVESTMENT OPERATIONS:
          Net investment income (Note 1)                     $   142,286                   $   296,207

          Dividends to shareholders                             (142,286)                     (296,207)
                                                             -----------                   -----------
     FROM CAPITAL SHARE TRANSACTIONS
          (at net asset value of $1 per share):
          Net proceeds from sale of shares                    29,447,705                    74,669,862
          Net asset value of shares issued
            on reinvestment of dividends                         142,286                       296,207
                                                             -----------                   -----------
            Subtotal                                          29,589,991                    74,966,069
          Cost of shares redeemed                            (18,502,379)                  (53,358,819)
                                                             -----------                   -----------
     Increase in net assets derived
          from capital share transactions and from
          investment operations                               11,087,612                    21,607,250

NET ASSETS:
     Beginning of period                                               0                             0
                                                             -----------                   -----------
     End of period                                           $11,087,612                   $21,607,250
                                                             ===========                   ===========





                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST)"

      (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                 NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


5.  FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                                                        FOR FISCAL YEARS ENDED MAY 31,
                                                    -----------------------------------------------------------------
     NEW YORK FUND                                   1995          1994           1993           1992          1991
     -------------                                  -------       --------      --------       --------      --------
      Net asset value, beginning of year             $1.0000      $1.0000        $1.0000       $1.0000        $1.0000
                                                     -------      -------        -------       -------        -------

      Income from investment operations                .0352        .0249          .0281         .0421          .0563
      Expenses                                         .0099        .0099          .0103         .0104          .0105
                                                     -------      -------        -------       -------        -------
      Net investment income (1)                        .0253        .0150          .0178         .0317          .0458
      Dividends from net investment income(1)         (.0253)      (.0150)        (.0178)       (.0317)        (.0458)
                                                     -------      -------        -------       -------        -------

      Net asset value, end of year                   $1.0000      $1.0000        $1.0000       $1.0000        $1.0000
                                                     =======      =======        =======       =======        =======

      Total Return                                      2.53%        1.50%          1.78%         3.17%          4.58%

      RATIOS/SUPPLEMENTAL DATA
      ------------------------
      Net assets in thousands, end of year           152,906      148,387        149,785       156,567        148,079
      Ratio of expenses to average
         net assets                                      .98%         .98%          1.02%         1.03%          1.01%
      Ratio of net investment income
         to average net assets                          2.48%        1.48%          1.76%         3.09%          4.43%

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST)"

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH YEAR):


                                                                              FOR FISCAL YEARS ENDED MAY 31,
                                                      ----------------------------------------------------------------------------

CONNECTICUT FUND                                         1995            1994              1993             1992            1991
----------------                                        ------        --------         ---------         --------        --------
Net asset value, beginning of year                     $1.0000        $1.0000          $1.0000           $1.0000           $1.0000
                                                       -------        -------          -------           -------           -------

Income from investment operations                        .0352          .0250            .0269             .0400             .0534
Expenses (3)                                             .0098          .0086            .0087             .0091             .0086
                                                       -------        -------          -------           -------           -------
Net investment income (1)                                .0254          .0164            .0182             .0309             .0448
Dividends from net investment income (1)                (.0254)        (.0164)          (.0182)           (.0309)           (.0448)
                                                       -------        -------          -------           -------           -------

Net asset value, end of year                           $1.0000        $1.0000          $1.0000           $1.0000           $1.0000
                                                       =======        =======          =======           =======           =======

Total Return                                            2.54%          1.64%            1.82%             3.09%             4.48%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year                  26,626        128,693          157,115           191,101           241,790
Ratio of expenses to average
  net assets (3)                                         .89%           .85%             .86%              .90%              .85%
Ratio of net investment income
  to average net assets                                 2.33%          1.62%            1.81%             3.05%             4.41%

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST)"

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                                                             FOR FISCAL YEARS ENDED MAY 31,
                                                       -----------------------------------------------------------------------

MASSACHUSETTS FUND                                       1995           1994            1993           1992              1991
------------------                                     --------       --------        --------       --------          -------
Net asset value, beginning of year                      $1.0000        $1.0000         $1.0000        $1.0000          $1.0000
                                                        -------        -------         -------        -------          -------

Income from investment operations                         .0335          .0227           .0257          .0386            .0551
Expenses (3)                                              .0070          .0052           .0048          .0045            .0032
                                                        -------        -------         -------        -------          -------
Net investment income (1)                                 .0265          .0175           .0209          .0341            .0519
Dividends from net investment income (1)                 (.0265)        (.0175)         (.0209)        (.0341)          (.0519)
                                                        -------        -------         -------        -------          -------

Net asset value, end of year                            $1.0000        $1.0000         $1.0000        $1.0000          $1.0000
                                                        =======        =======         =======        =======          =======

Total Return                                               2.65%          1.75%           2.09%          3.41%            5.19%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year                    10,169          14,824          13,305          7,186            4,652
Ratio of expenses to average net
      assets (3)                                            .69%           .51%            .46%           .44%             .30%
Ratio of net investment income to
      average net assets                                   2.60%          1.73%           2.04%          3.28%            4.79%

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
             RESERVE TAX-EXEMPT TRUST (CONNECTICUT, MASSACHUSETTS,
                   CALIFORNIA AND NEW JERSEY FUNDS) ("TRUST)"

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

                                                                                 OCTOBER 17, 1994
                                                                                 (COMMENCEMENT OF
                                                                                OPERATIONS) THROUGH
CALIFORNIA FUND                                                                     MAY 31, 1995
---------------                                                                 -------------------
Net asset value, beginning of period                                                    $1.0000
                                                                                        -------

Income from investment operations                                                         .0243
Expenses (2)                                                                              .0062
                                                                                        -------
Net investment income (1)                                                                 .0181
Dividends from net investment income (1)                                                 (.0181)
                                                                                        -------

Net asset value, end of period                                                          $1.0000
                                                                                        =======

Total Return                                                                               1.81%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of period                                                   11,088
Ratio of expenses to average
      net assets (2)                                                                       1.02%
Ratio of net investment income
      to average net assets (2)                                                            2.95%



                                                                                   JUNE 21, 1994
                                                                                 (COMMENCEMENT OF
                                                                                OPERATIONS) THROUGH
NEW JERSEY FUND                                                                     MAY 31, 1995
---------------                                                                 -------------------
Net asset value, beginning of period                                                    $1.0000
                                                                                        -------

Income from investment operations                                                         .0330
Expenses (2)(3)                                                                           .0087
                                                                                        -------
Net investment income (1)                                                                 .0243
Dividends from net investment income (1)                                                 (.0243)
                                                                                        -------

Net asset value, end of period                                                          $1.0000
                                                                                        =======

Total Return                                                                               2.43%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of period                                                   21,607
Ratio of expenses to average
      net assets (2)(3)                                                                    1.01%
Ratio of net investment income
      to average net assets (2)                                                            2.82%

------------------------------

(1) Based on compounding of daily dividends. Not indicative of future results.
(2)   Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been .91%, .95%, .96%, 1.00% and .95% for the Connecticut Fund, .80%, 1.01%, .96%, .94%, and .80% for the Massachusetts Fund and 1.01% for New Jersey Fund.

                           -------------------------

                            FEDERAL TAX INFORMATION

The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.